As filed with the SEC on ____________________.	Registration No. 333-117796

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4

PRUCO LIFE OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on    May 1, 2007      pursuant to paragraph (b) of Rule 485

                date

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on                             pursuant to paragraph (a)(1) of Rule 485

                date

[X] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2007

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

MPremierSM VUL

This prospectus describes an individual flexible premium variable universal life insurance contract, the MPremierSM VUL Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey,” “us,” “we,” or “our”), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of 28 available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”):

The Prudential Series Fund (the “Series Fund’)
• Diversified Bond	• SP Growth Asset Allocation
• Equity	• SP International Growth
• Global	• SP International Value
• High Yield Bond	• SP Large Cap Value
• Jennison	• SP Mid Cap Growth
• Money Market	• SP PIMCO High Yield
• Stock Index	• SP PIMCO Total Return
• SP Aggressive Growth Asset Allocation	• SP Prudential U.S. Emerging Growth
• SP AIM Core Equity	• SP Small Cap Growth
• SP Balanced Asset Allocation	• SP Small Cap Value
• SP Conservative Asset Allocation	• SP Strategic Partners Focused Growth
• SP Davis Value	• SP T. Rowe Price Large Cap Growth
M Fund, Inc.
• Brandes International Equity Fund	• Frontier Capital Appreciation Fund
• Business Opportunity Value Fund	• Turner Core Growth Fund

For a complete list of the 28 available variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing an MPremierSM VUL variable universal life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in MPremierSM VUL is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

Telephone: (800) 782-5356

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Contract	3
Supplemental Insurance Amount Summary	3
Types of Death Benefit Available Under the Contract	4
Limited No-Lapse Guarantee Information	4
The Contract Fund	4
Premium Payments	5
Allocation of Premium Payments	5
Investment Choices	5
Transfers Among Investment Options	5
Increasing or Decreasing Insurance Amount	6
Access to Contract Values	6
Contract Loans	6
Canceling the Contract (“Free-Look”)	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Increase in Charges	7
Contract Lapse	7
Risks of Using the Contract as a Short-Term Savings Vehicle	7
Risks of Taking Withdrawals	7
Limitations on Transfers	8
Limitations and Charges on Surrender of the Contract	8
Risks of Taking a Contract Loan	9
Tax Consequences of Buying this Contract	9
Replacement of the Contract	9

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	10

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	10
Pruco Life Insurance Company of New Jersey	10
The Pruco Life of New Jersey Variable Appreciable Account	10
The Funds	11
Service Fees Payable to Pruco Life of New Jersey	15
Voting Rights	15
Substitution of Variable Investment Options	15
The Fixed Rate Option	15

CHARGES AND EXPENSES	16
Sales Load Charges	16
Premium Based Administrative Charge	16
Cost of Insurance	17
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	18
Surrender Charges	18
Transaction Charges	19
Allocated Charges	19
Charges After Age 100	19
Portfolio Charges	20
Charges for Optional Rider Coverage	20

PERSONS HAVING RIGHTS UNDER THE CONTRACT	20
Contract Owner	20
Beneficiary	20

OTHER GENERAL CONTRACT PROVISIONS	20
Assignment	20
Incontestability	21
Misstatement of Age or Sex	21
Settlement Options	21
Suicide Exclusion	21
Supplemental Insurance Amount	21

RIDERS	22

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	23

PREMIUMS	23
Minimum Initial Premium	23
Available Types of Premium	24
Allocation of Premiums	24
Transfers/Restrictions on Transfers	25
Dollar Cost Averaging	26
Auto-Rebalancing	26

DEATH BENEFITS	27
Contract Date	27
When Proceeds Are Paid	27
Death Claim Settlement Options	27
Types of Death Benefit	27
Changing the Type of Death Benefit	28
Limited No-Lapse Guarantee	29
Increases in Insurance Amount	30
Decreases in Insurance Amount	31

CONTRACT VALUES	32
Surrender of a Contract	32
How a Contract's Cash Surrender Value Will Vary	32
Loans	32
Withdrawals	34

LAPSE AND REINSTATEMENT	34

TAXES	35
Tax Treatment of Contract Benefits	35

DISTRIBUTION AND COMPENSATION	37

LEGAL PROCEEDINGS	39

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS	39

ADDITIONAL INFORMATION	41

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	42

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	44

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	12% of premium payment.
Premium Based Administrative Charge	Deducted from premium payments.	7.5% of premium payment.
Surrender fees(1)	Upon lapse, surrender, or decrease in basic insurance amount.	30% of the Sales Load Target Premium less premium for riders and extras.
Transfer fees	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in basic insurance amount or supplemental insurance amount.	$25
Living Needs Benefit fee	When benefit is paid.	$150

(1)	The percentage varies by age and reduces to zero by the end of the fifth year.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the basic insurance amount and the supplemental insurance amount coverage.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.

	Monthly	From $0.08 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.29 per $1,000 of net amount at risk.(3)

Mortality and Expense Risk fees	Daily	Effective annual rate of 0.45% of assets in variable investment options.
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.

Fee for basic insurance amount

Minimum and Maximum Charges

_____________

Basic insurance amount fee for a representative Contract owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.

	Monthly	$20 per Contract plus $0.07 to $1.87 per $1,000 of basic insurance amount. _____________ $20 plus $0.40 per $1,000 of basic insurance amount.

Fee for an increase to basic insurance amount

Minimum and Maximum Charges

_____________

Increase to basic insurance amount fee for a representative Contract owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.

	Monthly	$12 per increase segment plus $0.07 to $1.87 per $1,000 of increase. _____________ $12 per increase segment plus $0.40 per $1,000 of increase.

Fee for the supplemental insurance amount or an increase to the supplemental insurance amount

Minimum and Maximum Charges

_____________

Supplemental insurance amount fee for a representative Contract owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.

	Monthly	From $0.08 to $1.88 per $1,000 of supplemental insurance amount.(1) _____________ $0.41 per $1,000 of supplemental insurance amount.

Fee for Accidental Death Benefit Rider

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 45 in the Non-Smoker Plus underwriting class.

	Monthly	From $0.05 to $0.28 per $1,000 of coverage.(1) _____________ $0.09 per $1,000 of coverage.

Fee for Children Level Term Rider(6)	Monthly	$0.42 per $1,000 of coverage.

Fee for Enhanced Disability Benefit Rider

Minimum and Maximum Charges

_____________

Enhanced Disability Benefit Rider fee for a representative Contract owner, male age 45 in the Non-Smoker Plus underwriting class.

Monthly

From 6.9% to 10% of the greater of: 9% of the policy target premium or the total of monthly deductions. (1)

_____________

8.7% of the greater of: 9% of the policy target premium or the total of monthly deductions.

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.
(4)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.29%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

MPremier VUL is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 28 available variable investment options or in the fixed rate option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers from the fixed rate option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.

Supplemental Insurance Amount Summary

This Contract is issued with a supplemental insurance amount that could have a significant effect on the performance of your Contract. The supplemental insurance amount provides an additional insurance benefit on the life of the insured. You specify the amount of coverage you desire, in addition to the Contract's basic insurance amount. The minimum supplemental insurance amount that you may request is $5,000 and the maximum is four times the Contract’s basic insurance amount payable. You may increase the supplemental insurance amount subject to a minimum increase amount of $50,000 and the underwriting requirements determined by us. The supplemental insurance amount after the increase, cannot exceed four times the Contract's basic insurance amount. You may also decrease your supplemental insurance amount after issue, subject to a minimum decrease amount of $10,000, but not to an amount below $5,000. The Accidental Death Benefit Rider does not apply to the portion of the death benefit that is attributable to the supplemental insurance amount. See Supplemental Insurance Amount.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount plus the supplemental insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit is generally equal to the basic insurance amount plus the Contract Fund plus the supplemental insurance amount and will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner plus the supplemental insurance amount. The death benefit on a Type C Contract is limited to the basic insurance amount, the supplemental insurance amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus the initial supplemental insurance amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. Also, if you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the Limited No-Lapse Guarantee Values shown in your Contract. If you have an outstanding Contract loan the Limited No-Lapse Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are two separate guarantee periods, both associated with a corresponding level of premium payments. For example, payment of the Short-Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first 10 Contract years, assuming no loans or withdrawals. If your Contract was issued with a Type A or Type B death benefit, and you are paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year, we will guarantee your Contract against lapse until the later of the insured's age 80 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. Contracts with a type C death benefit will only have a No Lapse Guarantee for the first five years. See Limited No-Lapse Guarantee and PREMIUMS.

Unless the Limited No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Limited No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. See PREMIUMS, Limited No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. Then the first monthly deductions are made and the remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 28 available variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract year. No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

While you also may transfer amounts from the fixed rate option, certain restrictions may apply.

You may also transfer amounts from the variable investment option to the fixed rate option at anytime within 18 months from the Contract date, and within the later of 60 days from the effective date of a material change in the investment policy of a variable investment option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract year.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount and/or the supplemental insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions and surrender charge and will have its own surrender charge period beginning on that segment’s effective date. Surrender charges do not apply to the supplemental insurance amount. See Increases in Insurance Amount and Surrender Charges.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount and/or the supplemental insurance amount of your Contract after the issue of the Contract. You may increase your supplemental insurance amount coverage to an amount of up to four times the Contract's basic insurance amount. See Decreases in Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each basic insurance amount coverage segment based on the proportion of the basic insurance amount coverage segment amount to the total of all basic insurance amount coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges. If there is more than one supplemental insurance amount coverage segment we will decrease the most recent supplemental insurance amount coverage segment first.

We may decline a decrease in the basic insurance amount and/or the supplemental insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount and/or the supplemental insurance amount is decreased, or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it. In general, you will receive a refund of all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the Limited No-Lapse Guarantee feature. See Limited No-Lapse Guarantee.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Limited No-Lapse Guarantee. See Limited No-Lapse Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount and/or the supplemental insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in the supplemental insurance amount may be required. A surrender charge may be deducted when any withdrawal causes a reduction in the basic insurance amount. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount or a supplemental insurance amount of less than the minimum supplemental insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount and/or the supplemental insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount and /or the supplemental insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

You may also transfer amounts from the variable investment option to the fixed rate option at anytime within 18 months from the Contract date, and within the later of 60 days from the effective date of a material change in the investment policy of a variable investment option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract year.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first five Contract years (or during the first five years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the Limited No-Lapse Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount and/or the supplemental insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount and/or the supplemental insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount and/or the supplemental insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 28 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 28 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

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High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in domestic equity portfolios and international equity portfolios.

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SP AIM Core Equity Portfolio: The investment objective is growth of capital. The Portfolio invests at least 80% of its investable assets in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings. The Portfolio may invest up to 25% of its total assets in foreign securities.

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SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

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SP Growth Asset Allocation Portfolio: The investment objective is long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP International Growth Portfolio (formerly SP William Blair International Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of large and medium-sized foreign companies operating or based in at least five different countries, which may include countries with emerging markets.

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SP International Value Portfolio (formerly SP LSV International Value Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities.

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SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stock of companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

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SP Mid Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities of companies with above average growth potential that have market capitalizations within the market capitalization range of the Russell MidcapTM Growth Index range measured at the time of purchase.

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SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high-yield/high-risk debt securities rated below high grade, but rated at least CCC by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets invested in securities rated CCC. The Portfolio may invest up to 15% of its assets in non - U.S. dollar-denominated securities.

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SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

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SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

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SP Small Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in common stocks of small capitalization companies - those which have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11- month period, plus the most recent data during the current month.

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SP Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in equity securities of small capitalization companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

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SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential.

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SP T. Rowe Price Large Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its investable assets in common stocks of large cap companies with market capitalizations larger than the median market capitalization of companies in the Russell 1000 Growth Index. The Portfolio may invest up to 15% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the SP Prudential U.S. Emerging Growth Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio and for a portion of the SP Strategic Partners Focused Growth Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the subadviser for the SP AIM Core Equity Portfolio. A I M Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein, L.P. ("AllianceBernstein") serves as a subadviser for a portion of the assets of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (“Calamos”) serves as the subadviser for the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings LLC. Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-2787.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio and serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

Davis Advisers (“Davis”) serves as the subadviser for the SP Davis Value Portfolio. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (“Dreman”) serves as a subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as a subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as a subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (“LSV”) serves as the subadviser for the SP International Value Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as a subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). Neuberger Berman is located at 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a subadviser for a portion of the assets of the SP International Value Portfolio. Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

M Fund, Inc.:

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Brandes International Equity Fund: The investment objective is long term capital appreciation. The fund invests primarily in equity securities of foreign issuers, including common stocks, preferred stock and securities that are convertible into common stocks. The fund focuses on stocks with capitalizations of $1 billion or more. The fund also may invest in emerging market securities and non-dollar securities. The fund’s sub-adviser is Brandes Investment Partners, L.P.

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Business Opportunity Value Fund: The investment objective is long-term capital appreciation. The fund invests primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market. The fund may invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depositary Receipts (ADRs). The fund’s sub-adviser is Iridian Asset Management LLC.

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Frontier Capital Appreciation Fund: The investment objective is to seek the maximum capital appreciation. The fund invests primarily in the common stocks of U.S. companies of all sizes, with emphasis on stock companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Stock Index. The fund may invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depositary Receipts (ADRs). The fund’s sub-adviser is Frontier Capital Management Company, LLC.

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Turner Core Growth Fund: The investment objective is long-term capital appreciation. The fund invests primarily in the common stocks of U.S. companies that the sub-advisor believes have strong earnings growth potential. The fund may invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depositary Receipts (ADRs). The fund’s sub-adviser is Turner Investment Partners, Inc.

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser of the M Fund, Inc. MFIA’s business address is M Financial Plaza, Suite 900, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2007, ranges from zero to 0.25% of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Premium based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

Sales Load Charges

We may charge up to 12% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Our current sales load charge is 9.75% of premiums paid up to the amount of the Sales Load Target Premium and 4% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount); and 3% thereafter. The Sales Load Target Premium may vary from the Limited No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years, could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $607.75. If the Contract owner paid $884.00 in each of the first 10 Contract years, the total sales load would be $861.90.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Limited No-Lapse Guarantee if the accumulated premium payments do not reach the Limited No-Lapse Guarantee Values shown on your Contract Data pages. See Limited No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.46 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount and/or the supplemental insurance amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part is $20 per Contract for the first two Contract years and $8 per Contract thereafter. However, we may charge up to $20 per Contract for all years. Currently, the second part is an amount of up to $1.87 per $1,000 of the basic insurance amount for the first five Contract years and zero thereafter. Currently, there is no per $1,000 charge for the supplemental insurance amount. The amount per $1,000 of basic insurance amount varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b)

If the Contract includes a coverage segment representing an increase in basic insurance amount, we deduct $12 per segment representing an increase in basic insurance amount for the first two years of each coverage segment and zero thereafter; plus, we currently charge up to $1.87 per $1,000 of each coverage segment for each increase in basic insurance amount for the first five years from the effective date of the increase and zero thereafter. Currently, there is no monthly administrative charge for the increase in supplemental insurance amount. The amount per $1,000 varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

In either of the instances described above, the highest charge per $1,000 is $1.87 of the basic insurance amount and $1.88 of the supplemental insurance amount in all years and applies to male age 75. The lowest charge per $1,000 is $0.07 of the basic insurance amount and $0.08 of the supplemental insurance amount and applies to female age 18, nonsmoker at certain rating classes. The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

The following table provides sample per thousand charges:

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.23	$0.27	$0.19	$0.21
45	$0.40	$0.48	$0.32	$0.36
55	$0.70	$0.86	$0.56	$0.61
65	$1.22	$1.50	$0.94	$1.04

(c)

You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if, during the first five Contract years (or during the first five years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new basic insurance amount coverage segment and is determined at the time each new coverage segment is issued. The percentage and duration of a surrender charge vary by issue age. The maximum first year percentage is 30% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 5th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract year and the end of the last Contract year that a surrender charge may be payable. We do not deduct a surrender charge from the death benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage at start of year 1	Percentage at start of year 2	Percentage at start of year 3	Percentage at start of year 4	Percentage at start of year 5	Percentage at start of year 6
18-39	30%	30%	15%	15%	10%	0%
40	30%	20%	15%	15%	10%	0%
41-42	25%	20%	15%	15%	10%	0%
43	20%	20%	15%	15%	10%	0%
44	20%	15%	15%	15%	10%	0%
45	15%	15%	15%	15%	10%	0%
46	15%	15%	15%	15%	0%	0%
47-48	15%	15%	10%	10%	0%	0%
49-60	15%	15%	10%	0%	0%	0%
61-62	15%	15%	5%	0%	0%	0%
63-68	15%	10%	5%	0%	0%	0%
69 and above	15%	10%	0%	0%	0%	0%

We will show a surrender charge threshold for each basic insurance amount coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first five Contract years (or during the first five years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract year.

(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount.

(d)	We may charge a transaction fee of up to $25 for any change in supplemental insurance amount.

(e)	We currently charge a transaction fee of $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Charges After Age 100

Beginning on the first Contract anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the variable investment options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

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Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional death benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract anniversary on or after the insured’s 100th birthday.

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Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

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Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting class. It ranges from 6.9% to 10% of the greater of: 9% of the Contract’s Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a $150 fee for this rider only if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount and/or the supplemental insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Supplemental Insurance Amount

The supplemental insurance amount provides an additional insurance benefit on the life of the insured. You specify the amount of coverage you desire, in addition to the Contract's basic insurance amount. The minimum supplemental insurance amount that you may request is $5,000 and the maximum is four times the Contract’s basic insurance amount. You may increase the supplemental insurance amount subject to a minimum increase amount of $50,000 and the underwriting requirements determined by Pruco Life of New Jersey. The supplemental insurance amount after the increase cannot exceed four times the Contract's basic insurance amount. You may also decrease your supplemental insurance amount after issue, subject to a minimum decrease amount of $10,000.

The supplemental insurance amount death benefit fluctuates as the basic insurance amount death benefit changes. When the Contract Fund has not grown to the point where the basic insurance amount death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the coverage amount and death benefit associated with the supplemental insurance amount are equal. However, if the Contract Fund has grown to the point where the basic insurance amount death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the supplemental insurance amount death benefit will decrease (or increase) dollar for dollar as the basic insurance amount death benefit increases (or decreases). The supplemental insurance amount death benefit will never exceed the supplemental insurance amount. It is possible, however, for the Contract Fund and, consequently, the basic insurance amount death benefit to grow to the point where the supplemental insurance amount death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the supplemental insurance amount may require a reduction if the basic insurance amount death benefit was increased to meet the definition of life insurance. We will not reduce the supplemental insurance amount below $5,000.

          Policy Year       Base Policy Death Benefit         Target Death Benefit
                1                  $ 500,000                      $ 500,000
                2                  $ 500,000                      $ 500,000
                3                  $ 500,000                      $ 500,000
                4                  $ 500,000                      $ 500,000
                5                  $ 500,000                      $ 500,000
                6                  $ 500,000                      $ 500,000
                7                  $ 500,000                      $ 500,000
                8                  $ 500,000                      $ 500,000
                9                  $ 500,000                      $ 500,000
               10                  $ 550,000                      $ 450,000
               11                  $ 605,000                      $ 395,000
               12                  $ 665,500                      $ 334,500
               13                  $ 732,050                      $ 267,950
               14                  $ 805,255                      $ 194,745
               15                  $ 885,781                      $ 114,220
               16                $ 1,000,000                            $ -
               17                $ 1,100,000                            $ -
               18                $ 1,210,000                            $ -
               19                $ 1,331,000                            $ -
               20                $ 1,464,100                            $ -

When selecting how much of your Target Insurance Amount (basic insurance amount plus supplemental insurance amount) will be for supplemental insurance amount and how much Target Insurance Amount will be for basic insurance amount, you should be aware of the following:

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A Target Insurance Amount with a larger supplemental insurance amount will offer a higher cash value and death benefit than a Target Insurance Amount with a smaller supplemental insurance amount if we do not change our current charges. This is because: (1) the Sales Load Target Premium will be lower for a Target Insurance Amount with a larger supplemental insurance amount than for a Target Insurance Amount with a smaller supplemental insurance amount, and this may result in lower current sales expense charges, (2) the monthly administrative charge will be lower for a Target Insurance Amount with a larger supplemental insurance amount than for a Target Insurance Amount with a smaller supplemental insurance amount, and (3) we currently take lower current Cost of Insurance charges for the supplemental insurance amount than for the basic insurance amount.

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However, a Target Insurance Amount with a larger supplemental insurance amount offers the potential for lower cash values and death benefits than a Target Insurance Amount with a smaller supplemental insurance amount if we raise our current charges to the maximum contractual level. This is because the guaranteed maximum per $1,000 charges are higher for the supplemental insurance amount. The surrender charge does not apply to the supplemental insurance amount.

Other factors to consider are:

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The Accidental Death Benefit does not apply to any portion of the death benefit that is attributable to a supplemental insurance amount. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract with the minimum supplemental insurance amount of $5,000. See RIDERS.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life of New Jersey representative to provide illustrations based on different combinations of basic insurance amount and supplemental insurance amount. You and your Pruco Life of New Jersey representative can then discuss how these combinations may address your objectives.

RIDERS

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. A Pruco Life of New Jersey representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision. This benefit will end on the earliest of: the end of the day before the first Contract anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children. The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts. The rider coverage will end as of the first Contract anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid. The Living Needs Benefit does apply to the portion of the death benefit that is attributable to the supplemental insurance amount.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the Contract’s cash surrender value.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner will receive this benefit in a single lump sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds age 18 through age 90 for death benefit Types A and B, through age 85 for death benefit Type C. Currently, for issue age 18 through age 80 the minimum basic insurance amount is $95,000. For issue age 81 through age 90 the minimum basic insurance amount is $245,000. The minimum supplemental insurance amount is $5,000 for all issue ages. See Types of Death Benefit. The minimum total Target Insurance Amount (basic insurance amount plus supplemental insurance amount combined) is $100,000 for death benefit Type A and B, and $250,000 for death benefit Type C. We may change the minimum basic insurance amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Short-Term No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Two suggested patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums, for each premium type described below. Understanding them may help you understand how the Contract works.

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Short-Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the Limited No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term No-Lapse Guarantee Premium. However, not all Contracts offer the Limited No-Lapse Guarantee beyond 10 Contract years.

•

Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 80, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals. However, not all Contracts offer the Limited No-Lapse Guarantee for this period.

The length of the Limited No-Lapse Guarantee depends on your Contract’s death benefit type. See Limited No-Lapse Guarantee. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Limited No-Lapse Guarantee and Short-Term No-Lapse Guarantee Premium amounts. Contracts with no riders or extra risk charges will have level premiums.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Limited No-Lapse Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. Then the first monthly deductions are made and the remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

You may also transfer amounts from the variable investment option to the fixed rate option at anytime within 18 months from the Contract date, and within the later of 60 days from the effective date of a material change in the investment policy of a variable investment option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the 12 transfers allowed in each Contract year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law), including surrenders of fixed reduced paid-up Contracts. We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount plus the supplemental insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund plus the supplemental insurance amount. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for a Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death plus the supplemental insurance amount. The death benefit on a Type C Contract is limited to the basic insurance amount, the supplemental insurance amount, plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract. Within limits, this death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the

Contract's cash surrender value. However, the increase in the cash surrender value for a Type C (return of premium) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in cash surrender value for a Type C (return of premium) Contract may be more or less than the increase in cash surrender value for a Type B (variable) Contract depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount, a reduction in the supplemental insurance amount, and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. If you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from your Pruco Life of New Jersey representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Limited No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a death benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee. See Withdrawals and Loans.

At the Contract date and on each Monthly date, during the Limited No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Limited No-Lapse Guarantee Values. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Contract Data pages in your Contract contain a table of Limited No-Lapse Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value during the Limited No-Lapse Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short-Term No-Lapse Guarantee Premiums, and Limited No-Lapse Guarantee Premiums are payments that correspond to the Limited No-Lapse Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first 10 Contract years, assuming no loans or withdrawals. However, continued payment of the Short-Term No-Lapse Guarantee Premium after year 10 will not assure that your Contract's Accumulated Net Payments will continue to meet the Limited No-Lapse Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a Limited No-Lapse Guarantee to last longer than 10 years, you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract year. Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured's age 80 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals.

The following table provides sample Short-Term No-Lapse Guarantee Premiums and Limited No-Lapse Guarantee Premiums (to the nearest dollar) for basic insurance amounts. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $245,000 basic insurance amount and $5,000 of supplemental insurance amount; (3) no extra benefit riders have been added to the Contract.

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                                             Illustrative Annual Premiums
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  Age of insured at                  Type of                          Short-Term                     Limited
        issue                 Death Benefit Chosen                No-Lapse Guarantee           No-Lapse Guarantee
                                                                       Premium                       Premium
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         40                      Type A (Fixed)                       $1,482.50                     $3,460.00
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         40                     Type B (Variable)                     $1,670.00                     $4,897.50
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         40                Type C (Return of Premium)                 $1,690.00                        N/A
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         60                      Type A (Fixed)                       $4,397.50                     $8,352.50
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         60                     Type B (Variable)                     $5,040.00                    $10,258.00
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         60                Type C (Return of Premium)                 $8,222.50                        N/A
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         80                      Type A (Fixed)                       $20,822.50                   $20,822.50
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         80                     Type B (Variable)                     $22,870.00                   $22,870.00
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         80                Type C (Return of Premium)                $100,820.00                       N/A
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Paying the Short-Term No-Lapse Guarantee Premiums or Limited No-Lapse Guarantee Premiums at the start of each Contract year is one way of reaching the Limited No-Lapse Guarantee Values; it is certainly not the only way. The Limited No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Limited No-Lapse Guarantee. If you desire the Limited No-Lapse Guarantee until the later of the insured's age 80 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short-Term No-Lapse Guarantee Premium in the first 10 years. If you pay only the Short-Term No-Lapse Guarantee Premium in the first 10 years, you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 11th year in order to continue the Limited No-Lapse Guarantee.

Not all Contracts will have the Limited No-Lapse Guarantee available until the later of the insured's age 80 or 10 years after issue. Type C Contracts will have a Limited No-Lapse Guarantee for only 10 Contract years. Your Contract Data pages will show Limited No-Lapse Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount and/or the supplemental insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in basic insurance amount must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)

the amount of the increase in supplemental insurance amount must be at least equal to the minimum increase in supplemental insurance amount shown under Contract Limitations in your Contract Data pages;

(4)	the supplemental insurance amount after an increase can not exceed four times the basic insurance amount.
(5)	you must prove to us that the insured is insurable for any increase;
(6)	the Contract must not be in default;
(7)	we must not be paying premiums into the Contract as a result of the insured's total disability; and
(8)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount or an increase in supplemental insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each basic insurance amount coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 9.75% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract years; 3% thereafter. See the definition of Contract year for an increase under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each basic insurance amount coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Insurance Amount and Surrender Charges.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount and/or supplemental insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, total basic insurance amount and/or supplemental insurance amount, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the basic insurance amount death benefit minus the Contract Fund) is allocated to each basic insurance amount coverage segment based on the proportion of its basic insurance amount to the total of all basic insurance amount coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount and/or supplemental insurance amount is based on the insured's attained age for the initial coverage segment.

If you elect to increase the basic insurance amount and/or the supplemental insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount and/or supplemental insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount and/or the supplemental insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Insurance Amount

You have the option of decreasing the basic insurance amount and/or the supplemental insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)

the basic insurance amount and the supplemental insurance amount after the decrease must be at least equal to the minimum basic insurance amount and the minimum supplemental insurance amount shown under Contract Limitations in your Contract Data pages;

(3)	the Contract Fund, after the decrease, must be at least equal to any applicable surrender charges; and
(4)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount / supplemental insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one basic insurance amount coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease. Each basic insurance amount coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount and/or the supplemental insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount and/or the supplemental insurance amount are decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in basic insurance amount or supplemental insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value (referred to as net cash value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Pruco Life of New Jersey by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract date.

How a Contract's Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts and assuming hypothetical uniform investment results in the Fund portfolios. All four of the tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract anniversary and each Contract anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 3%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The Limited No-Lapse Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received. Loan interest is due 21 days prior to your Contract anniversary. If we receive your loan repayment within 21 days prior to your Contract anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable. Any loan repayment amount exceeding the interest due is applied towards the principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable. We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s cash surrender value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The cash surrender value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and supplemental insurance amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount or a supplemental insurance amount of less than the minimum supplemental insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount and/or the supplemental insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount and/or supplemental insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount and/or supplemental insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments. See Limited No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Limited No-Lapse Guarantee, assuming there are no outstanding loans. See Limited No-Lapse Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A

Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

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Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount and/or the supplemental insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount and/or the supplemental insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. The Contract is sold through broker-dealers authorized by Prusec and applicable law to do so, and may also be sold by registered representatives of Prusec. Prusec received gross distribution revenue for its variable life insurance products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Contract. Compensation paid in respect of this product may exceed compensation payable in respect to comparable products or carriers. Moreover, certain Contract features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features.

Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 16% on premiums received in years two and three, 15% on premiums received in year four, 12.75% on premiums received in years five through 10, and 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and 3% on premiums received in years 11 and beyond to the extent that premiums in that year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years four through 10 of up to 0.22% of the Contract Fund net of Contract debt, and 0.10% in years 11 and beyond.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, 16% of premiums received in years two and three, 15% on premiums received in year four, 12.75% on premiums received in years five through 10, and 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and 3% on premiums received in years 11 and beyond following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Agents who sell this Contract are members of firms that in turn are stockholders of M Financial Group. As a stockholder, the agent’s firm (a “Member Firm”) shares in the profits of M Financial Group via periodic stock dividends.

M Financial Group also maintains an incentive compensation plan, to which it annually distributes to Member Firms or their agents, most of M Financial Group’s consolidated net profits. Generally, distributions under the plan are averaged among the various Member Firms, lines of business, and cost centers of M Financial Group. However, a significant portion of the plan distributions are made in proportion to the revenue that a Member Firm generates.

Distributions of dividends and incentive compensation by M Financial Group to Member Firms, or their selling agents, are in addition to compensation paid by Prusec to authorized broker-dealers. Many Member Firms remit these distributions to their owners or individual agents, and in some cases, in proportion to the amount of business they generate.

Override commissions received by M Financial Group could indirectly provide incentives to agents to recommend this product over similar products or services that do not produce override commissions paid to M Financial Group.

Potential reinsurance profits received by M Financial Group could also indirectly provide incentives to agents to recommend this product over similar products or services that do not result in reinsurance profits for M Financial Group.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

M Financial Group or its subsidiaries receive fees payable in respect of underlying investment options from some of the Funds that are investment options under this Contract, or from a Fund’s investment adviser or portfolio manager, to the extent you allocate cash value to that Fund. In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment adviser to certain of the Funds and receives investment advisory fees with respect to assets invested in those Funds. Fees payable to M Financial Group in respect of assets allocated to one Fund may exceed fees payable in respect of assets placed in another Fund.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life of New Jersey’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flows of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on Pruco Life of New Jersey’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 through T4) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

•	a Contract bought by a 45 year old male, Non-Smoker Plus, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•	the Contract Fund has been invested in equal amounts in each of the 28 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $995,000 basic insurance amount, a $5,000 supplemental insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The second table (page T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $500,000 basic insurance amount, a $500,000 supplemental insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The third table (page T3) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $995,000 basic insurance amount, a $5,000 supplemental insurance amount, and (3) a Guideline Premium Test has been elected for definition of life insurance testing.

The fourth table (page T4) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $995,000 basic insurance amount, a $5,000 supplemental insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged

0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 28 portfolios of 0.82%, and the daily deduction from the Contract Fund of 0.45% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.27%, 4.73% and 10.73%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.82% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man using maximum charges, may be useful for a 45 year old man, but would be inaccurate if made for insureds of other issue ages, sex, or rating class. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration using current charges for your own issue age, sex, and rating class.

ILLUSTRATIONS

MPREMIER VUL
CASH VALUE ACCUMULATION TEST
TYPE A (FIXED) DEATH BENEFIT
MALE NON-SMOKER PLUS ISSUE AGE 45
$1,000,000 TARGET COVERAGE AMOUNT($995,000 BASIC INSURANCE AMOUNT, $5,000 SUPPLEMENTAL INSURANCE AMOUNT)
ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)

1	$56,919	$1,000,000		$1,000,000		$1,000,000	$32,703		$35,080		$37,463
2	$116,115	$1,000,000		$1,000,000		$1,000,000	$67,329		$74,318		$81,604
3	$177,679	$1,000,000		$1,000,000		$1,000,000	$101,377		$115,294		$130,388
4	$241,705	$1,000,000		$1,000,000		$1,000,000	$134,849		$158,098		$184,340
5	$308,293	$1,000,000		$1,000,000		$1,000,000	$168,581		$203,666		$244,887
6	$377,544	$1,000,000		$1,000,000		$1,000,000	$202,563		$252,091		$312,687
7	$449,565	$1,000,000		$1,000,000		$1,000,000	$234,272		$300,970		$385,974
8	$467,547	$1,000,000		$1,000,000		$1,016,165	$221,599		$305,662		$418,175
9	$486,249	$1,000,000		$1,000,000		$1,065,798	$208,526		$310,166		$453,531
10	$505,699	$1,000,000		$1,000,000		$1,122,094	$194,985		$314,428		$492,146
15	$615,260	$1,000,000		$1,000,000		$1,473,255	$117,427		$329,901		$744,068
20	$748,558	$1,000,000		$1,000,000		$1,949,870	$11,066		$325,867		$1,127,093
25	$910,735	$1,000,000		$1,000,000		$2,612,572	$0		$276,296		$1,696,475
30	$1,108,049	$1,000,000		$1,000,000		$3,513,612	$0		$119,252		$2,527,778
35	$1,348,111	$1,000,000		$1,000,000		$4,747,105	$0		$0		$3,708,676
40	$1,640,183	$0	(2)	$0	(2)	$6,453,693	$0	(2)	$0	(2)	$5,378,078
45	$1,995,533	$0		$0		$8,812,533	$0		$0		$7,730,292
50	$2,427,871	$0		$0		$12,160,646	$0		$0		$11,156,556
55	$2,953,877	$0		$0		$16,911,526	$0		$0		$16,579,927

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 36, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 36, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T1

MPREMIER VUL
CASH VALUE ACCUMULATION TEST
TYPE A (FIXED) DEATH BENEFIT
MALE NON-SMOKER PLUS ISSUE AGE 45
$1,000,000 TARGET COVERAGE AMOUNT($500,000 BASIC INSURANCE AMOUNT, $500,000 SUPPLEMENTAL INSURANCE AMOUNT)
ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)

1	$56,919	$1,000,000		$1,000,000		$1,000,000	$33,880		$36,256		$38,637
2	$116,115	$1,000,000		$1,000,000		$1,000,000	$68,448		$75,430		$82,709
3	$177,679	$1,000,000		$1,000,000		$1,000,000	$102,440		$116,340		$131,416
4	$241,705	$1,000,000		$1,000,000		$1,000,000	$135,854		$159,074		$185,282
5	$308,293	$1,000,000		$1,000,000		$1,000,000	$169,118		$204,156		$245,323
6	$377,544	$1,000,000		$1,000,000		$1,000,000	$202,220		$251,679		$312,193
7	$449,565	$1,000,000		$1,000,000		$1,000,000	$233,874		$300,476		$385,362
8	$467,547	$1,000,000		$1,000,000		$1,014,362	$221,145		$305,082		$417,433
9	$486,249	$1,000,000		$1,000,000		$1,063,727	$208,018		$309,495		$452,650
10	$505,699	$1,000,000		$1,000,000		$1,119,743	$194,422		$313,661		$491,115
15	$615,260	$1,000,000		$1,000,000		$1,469,261	$116,586		$328,551		$742,051
20	$748,558	$1,000,000		$1,000,000		$1,943,758	$9,925		$323,689		$1,123,559
25	$910,735	$1,000,000		$1,000,000		$2,603,626	$0		$272,822		$1,690,666
30	$1,108,049	$1,000,000		$1,000,000		$3,500,886	$0		$113,434		$2,518,623
35	$1,348,111	$1,000,000		$1,000,000		$4,729,264	$0		$0		$3,694,737
40	$1,640,183	$0	(2)	$0	(2)	$6,428,828	$0	(2)	$0	(2)	$5,357,357
45	$1,995,533	$0		$0		$8,777,995	$0		$0		$7,699,996
50	$2,427,871	$0		$0		$12,112,424	$0		$0		$11,112,316
55	$2,953,877	$0		$0		$16,843,936	$0		$0		$16,513,662

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 36, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 36, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T2

MPREMIER VUL
GUIDELINE PREMIUM TEST
TYPE A (FIXED) DEATH BENEFIT
MALE NON-SMOKER PLUS ISSUE AGE 45
$1,000,000 TARGET COVERAGE AMOUNT($995,000 BASIC INSURANCE AMOUNT, $5,000 SUPPLEMENTAL INSURANCE AMOUNT)
ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
USING MAXIMUM CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)

1	$56,919	$1,000,000		$1,000,000		$1,000,000	$32,703		$35,080		$37,463
2	$116,115	$1,000,000		$1,000,000		$1,000,000	$67,329		$74,318		$81,604
3	$177,679	$1,000,000		$1,000,000		$1,000,000	$101,377		$115,294		$130,388
4	$241,705	$1,000,000		$1,000,000		$1,000,000	$134,849		$158,098		$184,340
5	$278,470	$1,000,000		$1,000,000		$1,000,000	$145,682		$179,375		$219,205
6	$289,608	$1,000,000		$1,000,000		$1,000,000	$136,116		$180,142		$235,067
7	$301,193	$1,000,000		$1,000,000		$1,000,000	$124,559		$178,794		$250,484
8	$313,240	$1,000,000		$1,000,000		$1,000,000	$112,612		$176,919		$267,228
9	$325,770	$1,000,000		$1,000,000		$1,000,000	$100,194		$174,419		$285,408
10	$338,801	$1,000,000		$1,000,000		$1,000,000	$87,230		$171,198		$305,159
15	$412,203	$1,000,000		$1,000,000		$1,000,000	$11,138		$140,147		$434,026
20	$501,508	$0	(2)	$1,000,000		$1,000,000	$0	(2)	$66,281		$639,697
25	$610,161	$0		$0	(2)	$1,151,239	$0		$0	(2)	$992,448
30	$742,354	$0		$0		$1,691,852	$0		$0		$1,581,170
35	$903,187	$0		$0		$2,680,516	$0		$0		$2,552,873
40	$1,098,866	$0		$0		$4,303,973	$0		$0		$4,099,022
45	$1,336,938	$0		$0		$6,825,904	$0		$0		$6,500,861
50	$1,626,590	$0		$0		$10,528,548	$0		$0		$10,424,305
55	$1,978,995	$0		$0		$17,319,951	$0		$0		$17,319,951

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 20, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 23, unless an additional premium payment was made.
(3) The Guideline Premium Test limits the premium payable in policy year 5 to $26,054, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T3

MPREMIER VUL
CASH VALUE ACCUMULATION TEST
TYPE B (VARIABLE) DEATH BENEFIT
MALE NON-SMOKER PLUS ISSUE AGE 45
$1,000,000 TARGET COVERAGE AMOUNT($995,000 BASIC INSURANCE AMOUNT, $5,000 SUPPLEMENTAL INSURANCE AMOUNT)
ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)	0% Gross (-1.27% Net)		6% Gross (4.73% Net)		12% Gross (10.73% Net)

1	$56,919	$1,035,075		$1,037,444		$1,039,818	$32,567		$34,937		$37,311
2	$116,115	$1,069,427		$1,076,373		$1,083,614	$66,920		$73,866		$81,106
3	$177,679	$1,103,046		$1,116,837		$1,131,793	$100,539		$114,330		$129,285
4	$241,705	$1,135,912		$1,158,878		$1,184,794	$133,405		$156,371		$182,287
5	$308,293	$1,168,005		$1,202,540		$1,243,104	$166,333		$200,869		$241,432
6	$377,544	$1,199,284		$1,247,849		$1,307,239	$199,284		$247,849		$307,239
7	$449,565	$1,229,700		$1,294,821		$1,377,761	$229,700		$294,821		$377,761
8	$467,547	$1,215,698		$1,297,321		$1,406,496	$215,698		$297,321		$406,496
9	$486,249	$1,201,259		$1,299,305		$1,437,663	$201,259		$299,305		$437,663
10	$505,699	$1,186,321		$1,300,678		$1,471,447	$186,321		$300,678		$471,447
15	$615,260	$1,101,780		$1,294,504		$1,687,525	$101,780		$294,504		$687,525
20	$748,558	$1,000,000		$1,251,013		$2,006,358	$0		$251,013		$1,006,358
25	$910,735	$0	(2)	$1,135,360		$2,467,394	$0	(2)	$135,360		$1,467,394
30	$1,108,049	$0		$0	(2)	$3,119,906	$0		$0	(2)	$2,119,906
35	$1,348,111	$0		$0		$4,016,182	$0		$0		$3,016,182
40	$1,640,183	$0		$0		$5,232,328	$0		$0		$4,232,328
45	$1,995,533	$0		$0		$6,847,404	$0		$0		$5,847,404
50	$2,427,871	$0		$0		$9,028,479	$0		$0		$8,028,479
55	$2,953,877	$0		$0		$10,632,320	$0		$0		$9,632,320

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 21, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 29, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T4

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

coverage segment - The basic insurance amount and the supplemental insurance amount at issue are the first two coverage segments. For each increase, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans. See Limited No-Lapse Guarantee.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force until the insured’s age 80, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

Short-Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first 10 Contract years regardless of investment performance and assuming no loans or withdrawals.

supplemental insurance amount - An additional insurance amount on the life of the insured.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About MPremierSM VUL

To learn more about the MPremierSMVUL variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2007, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-117796. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the MPremierSM VUL SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account

Pruco Life Insurance Company of New Jersey

MPremierSM VUL

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2007.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of the New York State Insurance Department.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $130,155,749 in 2006, $115,405,752 in 2005, and $57,941,313 in 2004.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check

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book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential have entered into a Reinsurance Agreement under which Pruco Life of New Jersey cedes and Prudential reinsures life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering MPremierSM VUL Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with Pruco Life of New Jersey retaining 10% of the face amount up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

Pruco Life, Pruco Life of New Jersey, and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life, Pruco Life of New Jersey, and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,339,870 in 2006, $3,722,833 in 2005, and $4,078,758 in 2004 from Pruco Life, Pruco Life of New Jersey, and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life, Pruco Life of New Jersey, and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.10	$0.10	$0.09
Multiple item payments	$0.12	$0.10	$0.10
Unprocessable payments	$0.09	$0.09	$0.09
Express mail payments	$0.41	$0.41	$0.41
Cash payments	$1.28	$1.28	$1.28

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further

2

information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt plus the supplemental insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount plus the supplemental insurance amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

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Type A (Fixed) Death Benefit

------------------------------------------- -----------------------------------------------------------------------------------
                    IF                                                             THEN
------------------------------------------- -----------------------------------------------------------------------------------
 the insured is age          and the          the attained age    the Contract Fund multiplied by the   and the Death Benefit
                         Contract Fund is       factor is**              attained age factor is                   is
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         40                 $ 25,000                3.57                         89,250                        $250,000
         40                 $ 75,000                3.57                        267,750                        $267,750*
         40                 $100,000                3.57                        357,000                        $357,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         60                 $ 75,000                1.92                        144,000                        $250,000
         60                 $125,000                1.92                        240,000                        $250,000
         60                 $150,000                1.92                        288,000                        $288,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         80                 $150,000                1.26                        189,000                        $250,000
         80                 $200,000                1.26                        252,000                        $252,000*
         80                 $225,000                1.26                        283,500                        $283,500*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt plus the supplemental insurance amount, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the supplemental insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

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Type B (Variable) Death Benefit

-------------------------------------------- ---------------------------------------------------------------------------------
                    IF                                                             THEN
-------------------------------------------- ---------------------------------------------------------------------------------
 the insured is age          and the           the attained age      the Contract Fund multiplied by        and the Death
                          Contract Fund          factor is**           the attained age factor is            Benefit is
                                is
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         40                  $25,000                 3.57                         89,250                      $275,000
         40                  $75,000                 3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages. The interest rate will range from 0% to 8%; in ½% increments. The death benefit on a Type C Contract is limited to the basic insurance amount, the supplemental insurance amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus the supplemental insurance amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount plus the supplemental insurance amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)

the basic insurance amount plus the supplemental insurance amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)

the basic insurance amount and supplemental insurance amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the attained age factor is greater than either (1) or (2), described above, then it will become the death benefit.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

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The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract with an interest rate of 0% was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type C (Return of Premium) Death Benefit

  ----------------------------------------------------------------------------------------------------------------------------------------
                                 IF                                                                 THEN
  ----------------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------------
         the             and the        and the premiums paid less   the attained age      the Contract Fund     and the Death Benefit is
       insured        Contract Fund         any withdrawals is         factor is**         multiplied by the
       is age               is                                                           attained age factor is
  ----------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        40               $25,000                 $15,000                  3.57                   89,250                 $265,000
        40               $75,000                 $60,000                  3.57                  267,750                 $310,000
        40               $100,000                $80,000                  3.57                  357,000                 $357,000*
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        60               $75,000                $ 60,000                  1.92                  144,000                 $310,000
        60               $125,000               $100,000                  1.92                  240,000                 $350,000
        60               $150,000               $125,000                  1.92                  288,000                 $375,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        80               $150,000               $125,000                  1.26                  189,000                 $375,000
        80               $200,000               $150,000                  1.26                  252,000                 $400,000
        80               $225,000               $175,000                  1.26                  283,500                 $425,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
----------------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

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ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 9.75% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract years; 3% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their selling agents. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

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PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if MPremierSM VUL had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with MPremierSM VUL are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

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FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

ASSETS
Investment in the portfolios, at value	$139,285,082	$29,325,716	$174,312,077	$246,655,897

Net Assets	$139,285,082	$29,325,716	$174,312,077	$246,655,897

NET ASSETS, representing:
Accumulation units	$139,285,082	$29,325,716	$174,312,077	$246,655,897

	$139,285,082	$29,325,716	$174,312,077	$246,655,897

Units outstanding	111,116,877	8,846,534	21,523,763	39,879,389

Portfolio shares held	13,928,508	2,702,831	6,350,167	13,434,417
Portfolio net asset value per share	$10.00	$10.85	$27.45	$18.36
Investment in portfolio shares, at cost	$139,284,746	$29,499,605	$141,834,119	$212,429,145

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

INVESTMENT INCOME
Dividend income	$6,123,894	$1,404,518	$1,814,429	$4,575,362

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	309,390	160,746	958,885	1,449,798
Reimbursement for excess expenses	(3,658)	(13,176)	0	(467,836)

NET EXPENSES	305,732	147,570	958,885	981,962

NET INVESTMENT INCOME (LOSS)	5,818,162	1,256,948	855,544	3,593,400

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	261,223	0	3,334,278
Realized gain (loss) on shares redeemed	(336)	(10,046)	1,007,239	743,023
Net change in unrealized gain (loss) on investments	336	(247,198)	16,872,460	18,455,177

NET GAIN (LOSS) ON INVESTMENTS	0	3,979	17,879,699	22,532,478

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,818,162	$1,260,927	$18,735,243	$26,125,878

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$116,735,771	$518,396,543	$74,197,136	$25,804,193	$19,819,880	$17,006,466

$116,735,771	$518,396,543	$74,197,136	$25,804,193	$19,819,880	$17,006,466

$116,735,771	$518,396,543	$74,197,136	$25,804,193	$19,819,880	$17,006,466

$116,735,771	$518,396,543	$74,197,136	$25,804,193	$19,819,880	$17,006,466

23,625,438	246,404,788	36,649,102	3,295,967	1,348,073	7,307,549

7,201,466	97,260,139	2,081,850	984,517	433,980	754,836
$16.21	$5.33	$35.64	$26.21	$45.67	$22.53
$101,929,647	$500,844,501	$62,975,888	$20,568,845	$12,874,642	$14,416,962

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$2,804,478	$38,945,699	$1,139,025	$350,937	$345,314	$95,978

698,121	2,017,223	295,413	130,825	111,508	76,348
(171,091)	0	0	0	0	0

527,030	2,017,223	295,413	130,825	111,508	76,348

2,277,448	36,928,476	843,612	220,112	233,806	19,630

235,870	0	193,899	810,580	2,783,806	0
332,031	327,935	914,308	1,004,831	452,246	593,321

7,789,903	9,353,747	8,123,496	1,763,062	(88,927)	1,668,010

8,357,804	9,681,682	9,231,703	3,578,473	3,147,125	2,261,331

$10,635,252	$46,610,158	$10,075,315	$3,798,585	$3,380,931	$2,280,961

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

ASSETS
Investment in the portfolios, at value	$2,946,466	$21,399,250	$15,952,301	$272,235

Net Assets	$2,946,466	$21,399,250	$15,952,301	$272,235

NET ASSETS, representing:
Accumulation units	$2,946,466	$21,399,250	$15,952,301	$272,235

	$2,946,466	$21,399,250	$15,952,301	$272,235

Units outstanding	963,899	10,697,649	4,045,060	245,131

Portfolio shares held	261,676	1,015,626	684,942	15,149
Portfolio net asset value per share	$11.26	$21.07	$23.29	$17.97
Investment in portfolio shares, at cost	$3,127,077	$22,693,123	$13,570,902	$211,959

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

INVESTMENT INCOME
Dividend income	$144,750	$62,711	$89,121	$2,985

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	17,794	125,727	68,071	1,913
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	17,794	125,727	68,071	1,913

NET INVESTMENT INCOME (LOSS)	126,956	(63,016)	21,050	1,072

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	495,289	896
Realized gain (loss) on shares redeemed	(36,907)	(1,100,259)	134,954	11,959
Net change in unrealized gain (loss) on investments	(1,826)	1,071,120	735,807	27,856

NET GAIN (LOSS) ON INVESTMENTS	(38,733)	(29,139)	1,366,050	40,711

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,223	$(92,155)	$1,387,100	$41,783

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth Portfolio - Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio

$269,815	$47,995	$210,291	$175,504	$945,214	$4,657,731

$269,815	$47,995	$210,291	$175,504	$945,214	$4,657,731

$269,815	$47,995	$210,291	$175,504	$945,214	$4,657,731

$269,815	$47,995	$210,291	$175,504	$945,214	$4,657,731

374,074	80,147	101,946	205,390	902,222	3,229,038

11,670	2,325	24,061	7,931	131,829	388,468
$23.12	$20.64	$8.74	$22.13	$7.17	$11.99
$259,308	$42,729	$183,444	$153,028	$847,059	$3,788,424

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth Portfolio - Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio

$1,221	$0	$2,772	$0	$0	$30,110

2,215	419	1,761	1,100	2,159	11,961
0	0	0	0	0	0

2,215	419	1,761	1,100	2,159	11,961

(994)	(419)	1,011	(1,100)	(2,159)	18,149

0	0	17,486	0	96,680	60,714
(8,207)	2,241	3,096	8,470	7,264	64,445

42,357	2,300	11,754	7,304	(51,121)	424,450

34,150	4,541	32,336	15,774	52,823	549,609

$33,156	$4,122	$33,347	$14,674	$50,664	$567,758

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential SP Small Cap Value Portfolio	Prudential SP Small Cap Growth Portfolio	Janus Aspen Mid Cap Growth Portfolio-Service Shares	Janus Aspen Balanced Portfolio-Service Shares

ASSETS
Investment in the portfolios, at value	$4,924,951	$860,943	$0	$0

Net Assets	$4,924,951	$860,943	$0	$0

NET ASSETS, representing:
Accumulation units	$4,924,951	$860,943	$0	$0

	$4,924,951	$860,943	$0	$0

Units outstanding	2,961,850	858,803	0	0

Portfolio shares held	360,011	115,718	0	0
Portfolio net asset value per share	$13.68	$7.44	$32.19	$28.83
Investment in portfolio shares, at cost	$4,615,121	$735,964	$0	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential SP Small Cap Value Portfolio	Prudential SP Small Cap Growth Portfolio	Janus Aspen Mid Cap Growth Portfolio-Service Shares	Janus Aspen Balanced Portfolio-Service Shares

INVESTMENT INCOME
Dividend income	$20,872	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	10,906	1,854	0	0
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	10,906	1,854	0	0

NET INVESTMENT INCOME (LOSS)	9,966	(1,854)	0	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	634,668	0	0	0
Realized gain (loss) on shares redeemed	25,688	10,963	0	0
Net change in unrealized gain (loss) on investments	(95,193)	73,658	0	0

NET GAIN (LOSS) ON INVESTMENTS	565,163	84,621	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$575,129	$82,767	$0	$0

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio-Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

$3,966,918	$1,205,807	$674,380	$2,112,011	$460,402	$449,521

$3,966,918	$1,205,807	$674,380	$2,112,011	$460,402	$449,521

$3,966,918	$1,205,807	$674,380	$2,112,011	$460,402	$449,521

$3,966,918	$1,205,807	$674,380	$2,112,011	$460,402	$449,521

3,051,294	811,329	661,962	1,420,586	364,859	409,597

356,097	116,729	29,526	159,277	55,604	60,016
$11.14	$10.33	$22.84	$13.26	$8.28	$7.49
$4,036,250	$1,191,587	$554,982	$1,705,269	$395,732	$409,707

SUBACCOUNTS (Continued)

Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio-Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

$153,438	$81,225	$1,737	$19,162	$2,955	$0

10,314	3,442	1,489	4,166	861	1,390
0	0	0	0	0	0

10,314	3,442	1,489	4,166	861	1,390

143,124	77,783	248	14,996	2,094	(1,390)

0	9,283	0	71,588	17,486	25,611
(10,313)	868	11,392	33,509	3,541	2,724

(6,806)	10,090	52,005	183,155	31,216	(27,447)

(17,119)	20,241	63,397	288,252	52,243	888

$126,005	$98,024	$63,645	$303,248	$54,337	$(502)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio

ASSETS
Investment in the portfolios, at value	$2,563,576	$3,250,943	$1,918,275	$6,753,620

Net Assets	$2,563,576	$3,250,943	$1,918,275	$6,753,620

NET ASSETS, representing:
Accumulation units	$2,563,576	$3,250,943	$1,918,275	$6,753,620

	$2,563,576	$3,250,943	$1,918,275	$6,753,620

Units outstanding	2,961,627	2,382,331	1,422,699	4,880,632

Portfolio shares held	362,599	406,876	164,518	582,711
Portfolio net asset value per share	$7.07	$7.99	$11.66	$11.59
Investment in portfolio shares, at cost	$2,267,544	$2,854,788	$1,750,289	$5,910,927

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio

INVESTMENT INCOME
Dividend income	$0	$6	$57,319	$136,632

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	6,844	7,759	5,530	15,962
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	6,844	7,759	5,530	15,962

NET INVESTMENT INCOME (LOSS)	(6,844)	(7,753)	51,789	120,670

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	199,237	24,978	86,226
Realized gain (loss) on shares redeemed	51,608	72,008	14,321	61,866
Net change in unrealized gain (loss) on investments	(92,574)	(4,059)	52,488	328,154

NET GAIN (LOSS) ON INVESTMENTS	(40,966)	267,186	91,787	476,246

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,810)	$259,433	$143,576	$596,916

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen International Growth Portfolio- Service Shares	Goldman Sachs Structured Small Cap Equity Fund

$14,257,180	$4,656,918	$1,474,926	$2,001,835	$0	$28,717

$14,257,180	$4,656,918	$1,474,926	$2,001,835	$0	$28,717

$14,257,180	$4,656,918	$1,474,926	$2,001,835	$0	$28,717

$14,257,180	$4,656,918	$1,474,926	$2,001,835	$0	$28,717

10,114,202	3,299,122	934,164	1,318,199	0	16,529

1,276,381	447,350	177,702	175,600	0	1,989
$11.17	$10.41	$8.30	$11.40	$50.61	$14.44
$12,088,816	$3,865,272	$1,151,456	$1,484,561	$0	$28,248

SUBACCOUNTS (Continued)

Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen International Growth Portfolio- Service Shares	Goldman Sachs Structured Small Cap Equity Fund

$191,046	$61,859	$21,744	$21,205	$0	$185

28,828	9,478	4,105	4,392	0	52
0	0	0	0	0	0

28,828	9,478	4,105	4,392	0	52

162,218	52,381	17,639	16,813	0	133

151,711	77,608	88,562	17,295	0	2,015
111,256	57,049	26,173	50,064	0	198

1,032,702	347,815	102,998	305,352	0	690

1,295,669	482,472	217,733	372,711	0	2,903

$1,457,887	$534,853	$235,372	$389,524	$0	$3,036

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund

ASSETS
Investment in the portfolios, at value	$55,834	$52,578	$41,262	$4,253

Net Assets	$55,834	$52,578	$41,262	$4,253

NET ASSETS, representing:
Accumulation units	$55,834	$52,578	$41,262	$4,253

	$55,834	$52,578	$41,262	$4,253

Units outstanding	179,785	3,696	2,263	271

Portfolio shares held	3,982	3,053	2,048	339
Portfolio net asset value per share	$14.02	$17.22	$20.15	$12.55
Investment in portfolio shares, at cost	$50,155	$51,219	$38,329	$4,110

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund

INVESTMENT INCOME
Dividend income	$0	$309	$516	$20

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	106	0	0	0
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	106	0	0	0

NET INVESTMENT INCOME (LOSS)	(106)	309	516	20

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,027	2,908	327
Realized gain (loss) on shares redeemed	146	174	164	24
Net change in unrealized gain (loss) on investments	3,403	458	2,884	179

NET GAIN (LOSS) ON INVESTMENTS	3,549	2,659	5,956	530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,443	$2,968	$6,472	$550

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

AST Cohen & Steers Realty Portfolio	AST Global Allocation Portfolio	AST DeAm Large-Cap Value Porfolio	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio

$33,452	$5,490	$26,806	$1,113	$12,729	$3,908

$33,452	$5,490	$26,806	$1,113	$12,729	$3,908

$33,452	$5,490	$26,806	$1,113	$12,729	$3,908

$33,452	$5,490	$26,806	$1,113	$12,729	$3,908

2,250	472	2,057	96	1,021	313

1,604	405	1,977	123	947	340
$20.86	$13.57	$13.56	$9.03	$13.44	$11.49
$30,546	$5,142	$25,116	$1,090	$12,044	$3,734

SUBACCOUNTS (Continued)

AST Cohen & Steers Realty Portfolio	AST Global Allocation Portfolio	AST DeAm Large-Cap Value Porfolio	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio

$71	$115	$39	$0	$13	$0

13	4	11	0	7	1
0	0	0	0	0	0

13	4	11	0	7	1

58	111	28	0	6	(1)

700	0	377	0	285	0
104	3	65	(13)	(30)	25

2,905	348	1,714	24	686	174

3,709	351	2,156	11	941	199

$3,767	$462	$2,184	$11	$947	$198

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio

ASSETS
Investment in the portfolios, at value	$49,972	$3,886	$13,843	$8,373

Net Assets	$49,972	$3,886	$13,843	$8,373

NET ASSETS, representing:
Accumulation units	$49,972	$3,886	$13,843	$8,373

	$49,972	$3,886	$13,843	$8,373

Units outstanding	3,924	345	1,203	722

Portfolio shares held	2,917	792	677	889
Portfolio net asset value per share	$17.13	$4.91	$20.45	$9.42
Investment in portfolio shares, at cost	$46,630	$3,735	$13,070	$8,049

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio

INVESTMENT INCOME
Dividend income	$33	$0	$1	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	19	1	7	3
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	19	1	7	3

NET INVESTMENT INCOME (LOSS)	14	(1)	(6)	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	372	0	0	0
Realized gain (loss) on shares redeemed	151	11	8	26
Net change in unrealized gain (loss) on investments	3,351	151	796	326

NET GAIN (LOSS) ON INVESTMENTS	3,874	162	804	352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,888	$161	$798	$349

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$28,375	$23,284	$78,020	$16,040	$46,518	$28,998

$28,375	$23,284	$78,020	$16,040	$46,518	$28,998

$28,375	$23,284	$78,020	$16,040	$46,518	$28,998

$28,375	$23,284	$78,020	$16,040	$46,518	$28,998

2,276	2,229	6,098	1,229	3,576	2,747

1,540	2,083	2,656	1,099	1,909	2,506
$18.42	$11.18	$29.38	$14.60	$24.37	$11.57
$26,555	$23,117	$76,047	$14,883	$43,165	$28,035

SUBACCOUNTS (Continued)

AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$0	$541	$92	$59	$106	$239

11	18	46	11	16	20
0	0	0	0	0	0

11	18	46	11	16	20

(11)	523	46	48	90	219

0	0	2,136	959	0	146
118	(6)	(299)	63	221	106

1,825	167	1,949	1,157	3,357	976

1,943	161	3,786	2,179	3,578	1,228

$1,932	$684	$3,832	$2,227	$3,668	$1,447

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

SUBACCOUNTS

AIM V.I. Premier Equity Fund

ASSETS
Investment in the portfolios, at value	$0

Net Assets	$0

NET ASSETS, representing:
Accumulation units	$0

$0

Units outstanding	0

Portfolio shares held	0
Portfolio net asset value per share	$0
Investment in portfolio shares, at cost	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

SUBACCOUNTS

AIM V.I. Premier Equity Fund

INVESTMENT INCOME
Dividend income	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	101
Reimbursement for excess expenses	0

NET EXPENSES	101

NET INVESTMENT INCOME (LOSS)	(101)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0
Realized gain (loss) on shares redeemed	(5,693)
Net change in unrealized gain (loss) on investments	7,407

NET GAIN (LOSS) ON INVESTMENT	1,714

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,613

The accompanying notes are an integral part of these financial statements.

A13

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A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$5,818,162	$2,712,794	$1,256,948	$2,214,207
Capital gains distributions received	0	0	261,223	525,482
Realized gain (loss) on shares redeemed	(336)	0	(10,046)	1,536,294
Net change in unrealized gain (loss) on investments	336	0	(247,198)	(2,825,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,818,162	2,712,794	1,260,927	1,450,512

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	33,069,155	31,229,694	2,339,467	2,614,979
Policy loans	(250,833)	(197,904)	(617,445)	(570,237)
Policy loan repayments and interest	216,889	298,250	439,900	851,067
Surrenders, withdrawals and death benefits	(513,429)	(767,715)	(984,911)	(738,973)
Net transfers between other subaccounts or fixed rate option	2,326,059	(34,016)	(2,785,319)	(70,029,221)
Withdrawal and other charges	(2,047,927)	(1,915,980)	(1,218,992)	(1,471,171)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	32,799,914	28,612,329	(2,827,300)	(69,343,556)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,618,076	31,325,123	(1,566,373)	(67,893,044)

NET ASSETS
Beginning of period	100,667,006	69,341,883	30,892,089	98,785,133

End of period	$139,285,082	$100,667,006	$29,325,716	$30,892,089

Beginning units	83,328,018	58,081,087	9,276,703	58,128,115

Units issued	38,389,500	31,628,127	1,535,950	2,200,648
Units redeemed	(10,600,641)	(6,381,196)	(1,966,119)	(51,052,060)

Ending units	111,116,877	83,328,018	8,846,534	9,276,703

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$855,544	$753,893	$3,593,400	$3,385,004	$2,277,448	$1,994,215
0	0	3,334,278	0	235,870	1,073,695
1,007,239	202,330	743,023	691,485	332,031	207,286

16,872,460	14,959,013	18,455,177	3,948,570	7,789,903	(147,831)

18,735,243	15,915,236	26,125,878	8,025,059	10,635,252	3,127,365

7,205,354	7,784,446	11,229,032	11,690,204	5,886,898	6,099,154
(3,612,905)	(3,120,714)	(4,362,893)	(4,238,376)	(1,835,177)	(1,873,667)
3,683,166	3,555,575	4,604,387	4,773,019	1,911,741	1,943,984
(5,595,047)	(4,745,423)	(7,757,105)	(7,266,462)	(3,814,856)	(3,473,012)

(1,804,379)	(1,254,683)	(3,006,406)	(8,310,024)	(1,362,915)	(1,677,100)
(4,990,963)	(5,036,815)	(7,551,295)	(7,734,061)	(3,864,903)	(3,979,130)

(5,114,774)	(2,817,614)	(6,844,280)	(11,085,700)	(3,079,212)	(2,959,771)

13,620,469	13,097,622	19,281,598	(3,060,641)	7,556,040	167,594

160,691,608	147,593,986	227,374,299	230,434,940	109,179,731	109,012,137

$174,312,077	$160,691,608	$246,655,897	$227,374,299	$116,735,771	$109,179,731

21,752,333	20,948,552	41,016,445	43,005,800	24,269,718	24,809,841

2,556,937	3,520,048	2,860,450	3,170,600	1,739,102	2,002,521
(2,785,507)	(2,716,267)	(3,997,506)	(5,159,955)	(2,383,382)	(2,542,644)

21,523,763	21,752,333	39,879,389	41,016,445	23,625,438	24,269,718

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$36,928,476	$29,551,567	$843,612	$780,469
Capital gains distributions received	0	0	193,899	1,737,488
Realized gain (loss) on shares redeemed	327,935	314,106	914,308	304,019
Net change in unrealized gain (loss) on investments	9,353,747	(15,891,623)	8,123,496	(116,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,610,158	13,974,050	10,075,315	2,705,841

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	611,371	894,600	3,814,989	3,907,338
Policy loans	(153,768)	(125,866)	(1,080,302)	(1,056,164)
Policy loan repayments and interest	155,539	110,932	565,134	1,705,323
Surrenders, withdrawals and death benefits	(255,758)	(151,284)	(1,133,939)	(1,586,708)
Net transfers between other subaccounts or fixed rate option	(4,456,127)	68,560,111	(9,931,664)	(4,037,207)
Withdrawal and other charges	(3,295,831)	(2,825,786)	(2,176,101)	(2,360,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,394,574)	66,462,707	(9,941,883)	(3,428,033)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,215,584	80,436,757	133,432	(722,192)

NET ASSETS
Beginning of period	479,180,959	398,744,202	74,063,704	74,785,896

End of period	$518,396,543	$479,180,959	$74,197,136	$74,063,704

Beginning units	249,338,593	196,781,440	40,353,711	43,962,734

Units issued	583,650	55,007,164	3,441,693	3,777,365
Units redeemed	(3,517,455)	(2,450,011)	(7,146,302)	(7,386,388)

Ending units	246,404,788	249,338,593	36,649,102	40,353,711

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$220,112	$178,695	$233,806	$(71,804)	$19,630	$(358)
810,580	0	2,783,806	910,147	0	0
1,004,831	91,700	452,246	275,859	593,321	(13,644)

1,763,062	2,286,697	(88,927)	4,291,325	1,668,010	1,491,370

3,798,585	2,557,092	3,380,931	5,405,527	2,280,961	1,477,368

538,262	549,394	324,582	304,092	910,739	918,848
(280,802)	(291,772)	(441,716)	(262,674)	(187,754)	(154,713)
294,122	292,054	266,782	165,145	189,935	138,270
(395,550)	(293,005)	(530,545)	(285,789)	(333,513)	(278,675)

528,638	4,671,446	1,334,206	1,694,939	608,919	4,450,498
(404,364)	(377,784)	(327,372)	(260,061)	(512,043)	(467,542)

280,306	4,550,333	625,937	1,355,652	676,283	4,606,686

4,078,891	7,107,425	4,006,868	6,761,179	2,957,244	6,084,054

21,725,302	14,617,877	15,813,012	9,051,833	14,049,222	7,965,168

$25,804,193	$21,725,302	$19,819,880	$15,813,012	$17,006,466	$14,049,222

3,200,658	2,469,676	1,306,448	1,159,050	7,154,269	4,755,774

967,339	1,004,526	220,150	300,291	3,136,006	3,243,810
(872,030)	(273,544)	(178,525)	(152,893)	(2,982,726)	(845,315)

3,295,967	3,200,658	1,348,073	1,306,448	7,307,549	7,154,269

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Government Income Portfolio		Prudential Jennison Portfolio

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$126,956	$131,901	$(63,016)	$(85,480)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(36,907)	(17,120)	(1,100,259)	(402,632)
Net change in unrealized gain (loss) on investments	(1,826)	(52,141)	1,071,120	3,221,611

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,223	62,640	(92,155)	2,733,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	186,651	165,624	2,372,066	2,494,906
Policy loans	(52,624)	(34,610)	(495,237)	(482,259)
Policy loan repayments and interest	34,112	63,673	430,818	378,451
Surrenders, withdrawals and death benefits	(190,472)	(99,141)	(826,030)	(629,473)
Net transfers between other subaccounts or fixed rate option	(210,587)	(265,895)	(4,804,761)	3,856,662
Withdrawal and other charges	(89,277)	(102,732)	(1,227,998)	(1,296,975)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(322,197)	(273,081)	(4,551,142)	4,321,312

TOTAL INCREASE (DECREASE) IN NET ASSETS	(233,974)	(210,441)	(4,643,297)	7,054,811

NET ASSETS
Beginning of period	3,180,440	3,390,881	26,042,547	18,987,736

End of period	$2,946,466	$3,180,440	$21,399,250	$26,042,547

Beginning units	1,072,903	1,165,604	12,283,395	10,067,452

Units issued	97,887	87,293	2,454,948	4,286,155
Units redeemed	(206,891)	(179,994)	(4,040,694)	(2,070,212)

Ending units	963,899	1,072,903	10,697,649	12,283,395

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Prudential Small Capitalization		T. Rowe Price International		Janus Aspen Large Cap Growth
Stock Portfolio		Stock Portfolio		Portfolio-Institutional Shares

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$21,050	$(553)	$1,072	$2,293	$(994)	$(1,746)
495,289	559,009	896	805	0	0
134,954	2,577,282	11,959	219	(8,207)	(2,585)

735,807	(2,915,321)	27,856	32,918	42,357	19,414

1,387,100	220,417	41,783	36,235	33,156	15,083

340,406	365,091	44,778	14,741	26,258	20,512
(240,386)	(249,973)	0	0	0	0
173,475	165,182	0	0	0	0
(300,611)	(231,039)	0	0	(4,168)	(1,456)

4,698,911	(6,382,898)	(59,270)	122,149	(191,918)	74,558
(247,450)	(250,288)	(6,110)	(5,778)	(4,388)	(14,131)

4,424,345	(6,583,925)	(20,602)	131,112	(174,216)	79,483

5,811,445	(6,363,508)	21,181	167,347	(141,060)	94,566

10,140,856	16,504,364	251,054	83,707	410,875	316,309

$15,952,301	$10,140,856	$272,235	$251,054	$269,815	$410,875

2,931,146	5,086,467	271,149	105,640	636,553	514,131

1,469,572	444,901	65,241	176,500	39,384	219,759
(355,658)	(2,600,222)	(91,259)	(10,991)	(301,863)	(97,337)

4,045,060	2,931,146	245,131	271,149	374,074	636,553

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	MFS Emerging Growth Series		American Century VP Value Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(419)	$(601)	$1,011	$(91)
Capital gains distributions received	0	0	17,486	12,170
Realized gain (loss) on shares redeemed	2,241	22,132	3,096	437
Net change in unrealized gain (loss) on investments	2,300	(7,607)	11,754	(6,915)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,122	13,924	33,347	5,601

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,993	9,320	16,335	21,347
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(5,882)	(107,323)	(29,878)	(407)
Net transfers between other subaccounts or fixed rate option	(9,090)	5,335	48,516	2,467
Withdrawal and other charges	(494)	(3,737)	(3,250)	(3,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,473)	(96,405)	31,723	20,358

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,351)	(82,481)	65,070	25,959

NET ASSETS
Beginning of period	54,346	136,827	145,221	119,262

End of period	$47,995	$54,346	$210,291	$145,221

Beginning units	97,053	212,176	82,792	70,785

Units issued	13,457	26,856	38,928	14,294
Units redeemed	(30,363)	(141,979)	(19,774)	(2,287)

Ending units	80,147	97,053	101,946	82,792

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

Franklin Small-Mid Cap Growth Securities Fund		Prudential SP T. Rowe Price Large Cap Growth Portfolio		Prudential SP Davis Value Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(1,100)	$(1,371)	$(2,159)	$(1,680)	$18,149	$16,854
0	0	96,680	0	60,714	286,592
8,470	33,895	7,264	16,612	64,445	22,634

7,304	(16,177)	(51,121)	84,161	424,450	(37,370)

14,674	16,347	50,664	99,093	567,758	288,710

43,155	27,067	285,087	285,101	1,212,498	1,359,712
0	0	(13,326)	(13,358)	(67,485)	(37,620)
0	0	746	186	4,371	1,290
(6,059)	(147,030)	(20,328)	(8,713)	(113,511)	(37,757)

(34,215)	32,040	17,159	(48,517)	(58,338)	78,193
(5,809)	(10,759)	(137,938)	(138,077)	(530,422)	(518,075)

(2,928)	(98,682)	131,400	76,622	447,113	845,743

11,746	(82,335)	182,064	175,715	1,014,871	1,134,453

163,758	246,093	763,150	587,435	3,642,860	2,508,407

$175,504	$163,758	$945,214	$763,150	$4,657,731	$3,642,860

207,202	323,312	778,118	691,606	2,906,234	2,189,343

70,775	80,957	307,016	463,559	1,032,969	1,284,998
(72,587)	(197,067)	(182,912)	(377,047)	(710,165)	(568,107)

205,390	207,202	902,222	778,118	3,229,038	2,906,234

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Small Cap Value Portfolio		Prudential SP Small Cap Growth Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$9,966	$6,469	$(1,854)	$(1,316)
Capital gains distributions received	634,668	324,563	0	0
Realized gain (loss) on shares redeemed	25,688	35,127	10,963	5,519
Net change in unrealized gain (loss) on investments	(95,193)	(216,098)	73,658	12,558

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	575,129	150,061	82,767	16,761

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,617,383	1,585,294	284,952	270,792
Policy loans	(69,716)	(53,780)	(19,508)	(4,591)
Policy loan repayments and interest	5,013	2,130	427	96
Surrenders, withdrawals and death benefits	(115,496)	(60,000)	(11,090)	(9,584)
Net transfers between other subaccounts or fixed rate option	(102,391)	249,638	30,843	(17,541)
Withdrawal and other charges	(739,911)	(745,735)	(124,670)	(114,075)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	594,882	977,547	160,954	125,097

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,170,011	1,127,608	243,721	141,858

NET ASSETS
Beginning of period	3,754,940	2,627,332	617,222	475,364

End of period	$4,924,951	$3,754,940	$860,943	$617,222

Beginning units	2,572,137	1,859,312	694,339	546,651

Units issued	1,154,375	1,477,010	347,492	347,791
Units redeemed	(764,662)	(764,185)	(183,028)	(200,103)

Ending units	2,961,850	2,572,137	858,803	694,339

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)

Janus Aspen Mid Cap Growth Portfolio-Service Shares		Janus Aspen Balanced Portfolio-Service Shares		Prudential SP PIMCO Total Return Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$0	$(242)	$0	$1,236	$143,124	$150,263
0	0	0	0	0	54,559
0	44,669	0	21,255	(10,313)	(6,888)

0	(29,049)	0	(12,451)	(6,806)	(127,319)

0	15,378	0	10,040	126,005	70,615

0	221	0	150	1,342,067	1,367,644
0	0	0	0	(46,065)	(22,178)
0	0	0	0	3,189	1,313
0	(139,172)	0	(141,508)	(133,741)	(395,725)

0	3,345	0	4,301	(52,596)	4,638
0	(3,276)	0	(3,449)	(596,696)	(655,891)

0	(138,882)	0	(140,506)	516,158	299,801

0	(123,504)	0	(130,466)	642,163	370,416

0	123,504	0	130,466	3,324,755	2,954,339

$0	$0	$0	$0	$3,966,918	$3,324,755

0	231,294	0	121,856	2,628,147	2,349,443

0	5,801	0	3,856	1,189,521	1,279,056
0	(237,095)	0	(125,712)	(766,374)	(1,000,352)

0	0	0	0	3,051,294	2,628,147

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio - Service Shares

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$77,783	$54,232	$248	$(570)
Capital gains distributions received	9,283	11,977	0	0
Realized gain (loss) on shares redeemed	868	4,610	11,392	9,882
Net change in unrealized gain (loss) on investments	10,090	(41,101)	52,005	11,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	98,024	29,718	63,645	20,564

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	447,115	439,618	210,941	242,253
Policy loans	(17,607)	(19,222)	(15,910)	(9,396)
Policy loan repayments and interest	1,016	184	1,490	734
Surrenders, withdrawals and death benefits	(17,282)	(17,559)	(20,995)	(15,156)
Net transfers between other subaccounts or fixed rate option	(66,092)	(59,414)	(20,308)	(48,927)
Withdrawal and other charges	(195,661)	(196,348)	(91,276)	(102,829)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	151,489	147,259	63,942	66,679

TOTAL INCREASE (DECREASE) IN NET ASSETS	249,513	176,977	127,587	87,243

NET ASSETS
Beginning of period	956,294	779,317	546,793	459,550

End of period	$1,205,807	$956,294	$674,380	$546,793

Beginning units	695,186	582,048	595,013	518,879

Units issued	376,925	374,758	223,749	282,968
Units redeemed	(260,782)	(261,620)	(156,800)	(206,834)

Ending units	811,329	695,186	661,962	595,013

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)

Prudential SP Large Cap Value Portfolio		Prudential SP AIM Core Equity Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$14,996	$5,683	$2,094	$1,877	$(1,390)	$(699)
71,588	26,526	17,486	0	25,611	0
33,509	22,142	3,541	6,947	2,724	4,068

183,155	23,530	31,216	3,221	(27,447)	35,763

303,248	77,881	54,337	12,045	(502)	39,132

695,432	623,570	132,062	140,797	137,180	118,837
(23,411)	(14,289)	(3,149)	(871)	(7,050)	(290)
1,897	891	224	69	571	143
(60,199)	(24,643)	(7,847)	(5,242)	(3,224)	(5,124)

82,839	123,683	65,302	(23,794)	65,014	8,016
(335,177)	(306,126)	(69,735)	(65,788)	(59,942)	(53,066)

361,381	403,086	116,857	45,171	132,549	68,516

664,629	480,967	171,194	57,216	132,047	107,648

1,447,382	966,415	289,208	231,992	317,474	209,826

$2,112,011	$1,447,382	$460,402	$289,208	$449,521	$317,474

1,152,611	819,666	265,292	222,520	287,097	219,017

663,768	643,189	169,644	142,080	204,816	129,109
(395,793)	(310,244)	(70,077)	(99,308)	(82,316)	(61,029)

1,420,586	1,152,611	364,859	265,292	409,597	287,097

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(6,844)	$(5,208)	$(7,753)	$(4,541)
Capital gains distributions received	0	0	199,237	193,523
Realized gain (loss) on shares redeemed	51,608	29,493	72,008	29,215
Net change in unrealized gain (loss) on investments	(92,574)	161,722	(4,059)	153,943

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,810)	186,007	259,433	372,140

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	984,605	815,066	979,088	855,783
Policy loans	(47,646)	(23,630)	(32,178)	(50,481)
Policy loan repayments and interest	3,797	882	2,932	36,777
Surrenders, withdrawals and death benefits	(59,812)	(30,182)	(72,355)	(33,827)
Net transfers between other subaccounts or fixed rate option	(101,126)	642,771	85,246	577,761
Withdrawal and other charges	(407,665)	(374,457)	(453,752)	(389,541)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	372,153	1,030,450	508,981	996,472

TOTAL INCREASE (DECREASE) IN NET ASSETS	324,343	1,216,457	768,414	1,368,612

NET ASSETS
Beginning of period	2,239,233	1,022,776	2,482,529	1,113,917

End of period	$2,563,576	$2,239,233	$3,250,943	$2,482,529

Beginning units	2,586,231	1,274,246	2,001,372	1,068,461

Units issued	1,122,286	1,886,119	1,052,222	1,494,651
Units redeemed	(746,890)	(574,134)	(671,263)	(561,740)

Ending units	2,961,627	2,586,231	2,382,331	2,001,372

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)

Prudential SP Conservative Asset Allocation Portfolio		Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$51,789	$14,578	$120,670	$23,524	$162,218	$20,112
24,978	46,773	86,226	126,930	151,711	228,338
14,321	9,223	61,866	35,715	111,256	84,013

52,488	12,016	328,154	132,361	1,032,702	381,222

143,576	82,590	596,916	318,530	1,457,887	713,685

573,609	602,866	2,690,771	2,468,933	5,788,463	4,896,838
(32,900)	(28,926)	(54,610)	(38,385)	(136,256)	(55,355)
1,828	11,694	6,056	13,913	6,534	5,811
(48,241)	(16,668)	(212,415)	(96,200)	(341,340)	(210,205)

(35,532)	(543)	63,061	234,942	705,822	814,905
(299,996)	(320,246)	(1,322,378)	(1,302,086)	(2,585,371)	(2,331,710)

158,768	248,177	1,170,485	1,281,117	3,437,852	3,120,284

302,344	330,767	1,767,401	1,599,647	4,895,739	3,833,969

1,615,931	1,285,164	4,986,219	3,386,572	9,361,441	5,527,472

$1,918,275	$1,615,931	$6,753,620	$4,986,219	$14,257,180	$9,361,441

1,294,899	1,085,167	3,969,940	2,886,504	7,481,961	4,815,183

489,971	527,350	2,255,489	2,320,905	5,019,190	4,887,716
(362,171)	(317,618)	(1,344,797)	(1,237,469)	(2,386,949)	(2,220,938)

1,422,699	1,294,899	4,880,632	3,969,940	10,114,202	7,481,961

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Aggressive Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$52,381	$(2,801)	$17,639	$2,237
Capital gains distributions received	77,608	75,946	88,562	34,987
Realized gain (loss) on shares redeemed	57,049	38,540	26,173	16,274
Net change in unrealized gain (loss) on investments	347,815	154,341	102,998	81,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	534,853	266,026	235,372	134,724

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,880,445	1,516,523	399,404	363,229
Policy loans	(77,666)	(16,876)	(26,447)	(22,739)
Policy loan repayments and interest	2,422	1,281	2,066	897
Surrenders, withdrawals and death benefits	(78,316)	(53,760)	(22,317)	(15,835)
Net transfers between other subaccounts or fixed rate option	175,933	320,474	99,873	20,304
Withdrawal and other charges	(842,445)	(691,602)	(196,765)	(168,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,060,373	1,076,040	255,814	176,886

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,595,226	1,342,066	491,186	311,610

NET ASSETS
Beginning of period	3,061,692	1,719,626	983,740	672,130

End of period	$4,656,918	$3,061,692	$1,474,926	$983,740

Beginning units	2,483,610	1,545,489	752,681	598,730

Units issued	1,605,148	1,614,832	404,366	375,855
Units redeemed	(789,636)	(676,711)	(222,883)	(221,904)

Ending units	3,299,122	2,483,610	934,164	752,681

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)

Prudential SP International Value Portfolio		Janus Aspen International Growth Portfolio-Service Shares		Goldman Sachs Structured Small Cap Equity Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$16,813	$1,186	$0	$286	$133	$20
17,295	80,903	0	0	2,015	2,185
50,064	14,619	0	28,583	198	(75)

305,352	38,099	0	(12,202)	690	(221)

389,524	134,807	0	16,667	3,036	1,909

462,638	404,962	0	74	3,855	2,909
(22,910)	(9,910)	0	0	0	0
1,320	738	0	0	0	0
(41,976)	(22,324)	0	(72,463)	(2,933)	0

253,134	75,763	0	1,434	353	20,171
(231,367)	(200,043)	0	(1,555)	(460)	(123)

420,839	249,186	0	(72,510)	815	22,957

810,363	383,993	0	(55,843)	3,851	24,866

1,191,472	807,479	0	55,843	24,866	0

$2,001,835	$1,191,472	$0	$0	$28,717	$24,866

1,020,689	791,060	0	69,276	16,037	0

628,504	454,727	0	1,472	2,525	39,951
(330,994)	(225,098)	0	(70,748)	(2,033)	(23,914)

1,318,199	1,020,689	0	0	16,529	16,037

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AIM V.I. Technology Fund		M Financial Turner Core Growth Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(106)	$(31)	$309	$74
Capital gains distributions received	0	0	2,027	0
Realized gain (loss) on shares redeemed	146	25	174	183
Net change in unrealized gain (loss) on investments	3,403	2,276	458	901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,443	2,270	2,968	1,158

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,625	13,893	37,525	12,217
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	13,067	3,771	9,686
Withdrawal and other charges	(2,837)	(627)	(10,467)	(4,280)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,788	26,333	30,829	17,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,231	28,603	33,797	18,781

NET ASSETS
Beginning of period	28,603	0	18,781	0

End of period	$55,834	$28,603	$52,578	$18,781

Beginning units	101,533	0	1,433	0

Units issued	87,874	103,884	3,033	2,125
Units redeemed	(9,622)	(2,351)	(770)	(692)

Ending units	179,785	101,533	3,696	1,433

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)

M Financial Brandes International Equity Fund		M Financial Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

$516	$165	$20	$13	$58	$0
2,908	554	327	170	700	0
164	4	24	143	104	0

2,884	49	179	(36)	2,905	1

6,472	772	550	290	3,767	1

27,756	8,864	0	0	3,532	22
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

1,508	5,841	3,771	3,427	31,296	117
(7,384)	(2,567)	(2,250)	(1,535)	(5,283)	0

21,880	12,138	1,521	1,892	29,545	139

28,352	12,910	2,071	2,182	33,312	140

12,910	0	2,182	0	140	0

$41,262	$12,910	$4,253	$2,182	$33,452	$140

898	0	158	0	13	0

1,825	1,210	269	585	2,642	13
(460)	(312)	(156)	(427)	(405)	0

2,263	898	271	158	2,250	13

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST Global Allocation Portfolio		AST DeAm Large-Cap Value Porfolio

	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

OPERATIONS
Net investment income (loss)	$111	$0	$28	$0
Capital gains distributions received	0	0	377	0
Realized gain (loss) on shares redeemed	3	0	65	0
Net change in unrealized gain (loss) on investments	348	0	1,714	(24)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	462	0	2,184	(24)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,124	0	18,975	44
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(33)	0
Net transfers between other subaccounts or fixed rate option	5,764	26	13,888	2,049
Withdrawal and other charges	(2,886)	0	(10,234)	(43)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,002	26	22,596	2,050

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,464	26	24,780	2,026

NET ASSETS
Beginning of period	26	0	2,026	0

End of period	$5,490	$26	$26,806	$2,026

Beginning units	2	0	189	0

Units issued	734	2	2,716	193
Units redeemed	(264)	0	(848)	(4)

Ending units	472	2	2,057	189

** Date subaccounts became available for investment

***Represents less than one unit

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)

AST DeAm Small-Cap Growth Porfolio		AST DeAm Small-Cap Value Porfolio		AST Federated Aggressive Growth Portfolio

01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

$0	$0	$6	$0	$(1)	$0
0	0	285	0	0	0
(13)	0	(30)	0	25	0

24	(1)	686	(1)	174	0

11	(1)	947	(1)	198	0

1,329	0	9,751	1	2,622	1
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(25)	0	0	0

648	74	9,521	63	2,787	6
(942)	(6)	(7,524)	(4)	(1,703)	(3)

1,035	68	11,723	60	3,706	4

1,046	67	12,670	59	3,904	4

67	0	59	0	4	0

$1,113	$67	$12,729	$59	$3,908	$4

6	0	6	0	1	0

175	7	1,703	6	459	0
(85)	(1)	(688)	0	(147)	1

96	6	1,021	6	313	1

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio

	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

OPERATIONS
Net investment income (loss)	$14	$0	$(1)	$0
Capital gains distributions received	372	0	0	0
Realized gain (loss) on shares redeemed	151	2	11	0
Net change in unrealized gain (loss) on investments	3,351	(9)	151	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,888	(7)	161	0

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	29,082	1,102	3,743	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(24)	0
Net transfers between other subaccounts or fixed rate option	31,090	1,671	2,547	10
Withdrawal and other charges	(16,615)	(239)	(2,551)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	43,557	2,534	3,715	10

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,445	2,527	3,876	10

NET ASSETS
Beginning of period	2,527	0	10	0

End of period	$49,972	$2,527	$3,886	$10

Beginning units	238	0	1	0

Units issued	5,099	260	586	1
Units redeemed	(1,413)	(22)	(242)	0

Ending units	3,924	238	345	1

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)

AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio

01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

$(6)	$0	$(3)	$0	$(11)	$0
0	0	0	0	0	0
8	0	26	0	118	0

796	(23)	326	(2)	1,825	(5)

798	(23)	349	(2)	1,932	(5)

9,247	0	8,771	55	18,724	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(29)	0	0	0

7,160	1,452	3,702	94	14,983	1,427
(4,766)	(25)	(4,543)	(24)	(8,668)	(18)

11,641	1,427	7,901	125	25,039	1,409

12,439	1,404	8,250	123	26,971	1,404

1,404	0	123	0	1,404	0

$13,843	$1,404	$8,373	$123	$28,375	$1,404

131	0	12	0	128	0

1,514	133	1,128	14	2,961	130
(442)	(2)	(418)	(2)	(813)	(2)

1,203	131	722	12	2,276	128

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST PIMCO Limited Maturity Bond		AST T. Rowe Price Natural Resources Portfolio

	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

OPERATIONS
Net investment income (loss)	$523	$0	$46	$0
Capital gains distributions received	0	0	2,136	0
Realized gain (loss) on shares redeemed	(6)	0	(299)	1
Net change in unrealized gain (loss) on investments	167	0	1,949	24

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	684	0	3,832	25

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,257	0	46,557	106
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(32)	0	0	0
Net transfers between other subaccounts or fixed rate option	20,718	0	55,153	753
Withdrawal and other charges	(2,343)	0	(28,392)	(14)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	22,600	0	73,318	845

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,284	0	77,150	870

NET ASSETS
Beginning of period	0	0	870	0

End of period	$23,284	$0	$78,020	$870

Beginning units	0	0	79	0

Units issued	2,460	0	8,470	79
Units redeemed	(231)	0	(2,451)	0

Ending units	2,229	0	6,098	79

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)

AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio

01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005** to 12/31/2005

$48	$0	$90	$0	$219	$0
959	0	0	0	146	0
63	0	221	0	106	0

1,157	0	3,357	(4)	976	(13)

2,227	0	3,668	(4)	1,447	(13)

5,478	0	25,262	67	30,458	16
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(15)	0	(54)	0

10,524	0	27,818	3,162	13,363	2,402
(2,189)	0	(13,387)	(53)	(18,621)	0

13,813	0	39,678	3,176	25,146	2,418

16,040	0	43,346	3,172	26,593	2,405

0	0	3,172	0	2,405	0

$16,040	$0	$46,518	$3,172	$28,998	$2,405

0	0	299	0	242	0

1,430	0	4,400	304	4,330	242
(201)	0	(1,123)	(5)	(1,825)	0

1,229	0	3,576	299	2,747	242

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AIM V.I. Premier Equity Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(101)	$990
Capital gains distributions received	0	0
Realized gain (loss) on shares redeemed	(5,693)	20,482
Net change in unrealized gain (loss) on investments	7,407	(10,175)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,613	11,297

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	(20)	4,738
Policy loans	0	0
Policy loan repayments and interest	0	0
Surrenders, withdrawals and death benefits	(207)	(161,282)
Net transfers between other subaccounts or fixed rate option	(36,495)	8,882
Withdrawal and other charges	(379)	(5,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,101)	(152,828)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,488)	(141,531)

NET ASSETS
Beginning of period	35,488	177,019

End of period	$0	$35,488

Beginning units	52,152	241,252

Units issued	2,349	19,560
Units redeemed	(54,501)	(208,660)

Ending units	0	52,152

The accompanying notes are an integral part of these financial statements.

A39

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

December 31, 2006

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”), effective December 15, 2003 Pruco Life of New Jersey MPremier VUL (“MPVUL”) and effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.

Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. will be renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are sixty subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Funds are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP T. Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP International Growth Portfolio, Prudential SP International Value Portfolio, AST Cohen & Steers Realty Portfolio, AST Global Allocation Portfolio, AST DeAm Large-Cap Value Portfolio, AST DeAm Small-Cap Growth Portfolio, AST DeAm Small-Cap Value Portfolio, AST Federated Aggressive Growth Portfolio, AST Small-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Growth Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST JPMorgan International Equity Portfolio, AST T. Rowe Price Global Bond Portfolio, AST MFS Global Equity Portfolio and AST PIMCO Limited Maturity Bond Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, Janus Aspen Large Cap Growth Portfolio - Institutional Shares, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Small-Mid Cap Growth Securities Fund, Janus Aspen Mid Cap Growth Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Janus Aspen Large Cap Growth Portfolio - Service

A40

Shares, Janus Aspen International Growth Portfolio - Service Shares, Goldman Sachs Structured Small Cap Equity Fund, AIM V.I. Technology Fund, M Financial Turner Core Growth Fund, M Financial Brandes International Equity Fund, M Financial Business Opportunity Value Fund, M Financial Frontier Capital Appreciation Fund, American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Developing Leaders Portfolio, AIM V.I. Utilities Fund and Oppenheimer Midcap/VA. These financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

At December 31, 2006 and 2005 there were no balances or transactions for the periods then ended pertaining to the M Financial Frontier Capital Appreciation Fund, American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Developing Leaders Portfolio, AIM V.I. Utilities Fund and Oppenheimer Aggressive Growth Fund/VA.

On May 1, 2006, the following funds were merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2006 as a transfer in.

Retired Portfolio	Existing Portfolio	Assets Moved

AIM V.I. Premier Equity Fund	Prudential Money Market Portfolio	$26,975

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A41

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2006 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$55,016,259	$(22,522,077)
Prudential Diversified Bond Portfolio	$1,314,267	$(4,289,136)
Prudential Equity Portfolio	$1,530,186	$(7,603,846)
Prudential Flexible Managed Portfolio	$1,099,995	$(8,926,235)
Prudential Conservative Balanced Portfolio	$840,262	$(4,446,504)
Prudential High Yield Bond Portfolio	$444,390	$(9,856,186)
Prudential Stock Index Portfolio	$2,747,026	$(12,984,323)
Prudential Value Portfolio	$5,783,117	$(5,633,635)
Prudential Natural Resources Portfolio	$1,965,336	$(1,450,907)
Prudential Global Portfolio	$6,422,872	$(5,822,937)
Prudential Government Income Portfolio	$182,968	$(522,959)
Prudential Jennison Portfolio	$1,625,704	$(6,302,571)
Prudential Small Capitalization Stock Portfolio	$5,128,777	$(772,503)
T. Rowe Price International Stock Portfolio	$65,653	$(88,168)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	$26,405	$(202,836)
MFS Emerging Growth Series	$12,969	$(23,861)
American Century VP Value Fund	$70,019	$(40,056)
Franklin Small-Mid Cap Growth Securities Fund	$64,089	$(68,117)
Prudential SP T. Rowe Price Large Cap Growth Portfolio	$229,077	$(99,836)
Prudential SP Davis Value Portfolio	$954,354	$(519,201)
Prudential SP Small Cap Value Portfolio	$1,149,630	$(565,654)
Prudential SP Small Cap Growth Portfolio	$256,566	$(97,466)
Janus Aspen Mid Cap Growth Portfolio - Service Shares	$0	$0
Janus Aspen Balanced Portfolio - Service Shares	$0	$0
Prudential SP PIMCO Total Return Portfolio	$969,984	$(464,140)
Prudential SP PIMCO High Yield Portfolio	$380,330	$(232,282)
Janus Aspen Large Cap Growth Portfolio - Service Shares	$143,693	$(81,240)
Prudential SP Large Cap Value Portfolio	$630,786	$(273,570)
Prudential SP AIM Core Equity Portfolio	$156,631	$(40,635)
Prudential SP Strategic Partners Focused Growth Portfolio	$185,300	$(54,141)
Prudential SP Mid Cap Growth Portfolio	$719,599	$(354,291)
SP Prudential U.S. Emerging Growth Portfolio	$1,025,824	$(524,601)
Prudential SP Conservative Asset Allocation Portfolio	$442,763	$(289,526)
Prudential SP Balanced Asset Allocation Portfolio	$1,905,156	$(750,631)
Prudential SP Growth Asset Allocation Portfolio	$4,478,219	$(1,069,196)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$1,547,948	$(497,052)
Prudential SP International Growth Portfolio	$421,282	$(169,573)
Prudential SP International Value Portfolio	$673,864	$(257,416)
Janus Aspen International Growth Portfolio — Service Shares	$0	$0

A42

Note 5:	Purchases and Sales of Investments (Continued)

		Purchases	Sales

	Goldman Sachs Structured Small Cap Equity Fund	$4,120	$(3,357)
	AIM V.I. Technology Fund	$26,625	$(2,943)
	M Financial Turner Core Growth Fund	$34,880	$(4,051)
	M Financial Brandes International Equity Fund	$24,584	$(2,704)
	M Financial Business Opportunity Value Fund	$2,838	$(1,317)
	AST Cohen & Steers Realty Portfolio	$33,409	$(3,878)
	AST Global Allocation Portfolio	$7,560	$(2,561)
	AST DeAm Large-Cap Value Porfolio	$26,616	$(4,029)
	AST DeAm Small-Cap Growth Porfolio	$1,685	$(650)
	AST DeAm Small-Cap Value Porfolio	$17,246	$(5,530)
	AST Federated Aggressive Growth Portfolio	$4,465	$(759)
	AST Small-Cap Value Portfolio	$50,498	$(6,960)
	AST Goldman Sachs Mid-Cap Growth Portfolio	$5,154	$(1,439)
	AST Marsico Capital Growth Portfolio	$14,148	$(2,513)
	AST MFS Growth Portfolio	$14,016	$(6,118)
	AST Neuberger Berman Mid-Cap Growth Portfolio	$29,912	$(4,884)
	AST PIMCO Limited Maturity Bond	$23,865	$(1,283)
	AST T. Rowe Price Natural Resources Portfolio	$84,831	$(11,559)
	AST MFS Global Equity Portfolio	$18,684	$(4,882)
	AST JPMorgan International Equity Portfolio	$44,842	$(5,181)
	AST T. Rowe Price Global Bond Portfolio	$41,311	$(16,185)
	AIM V.I. Premier Equity Fund	$1,298	$(38,500)

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolioís average daily net assets.

A43

Prudential has purchased multiple individual PSELIII contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no premium payments for the years ended December 31, 2006 and 2005. Equity of contract owners relating to these contracts includes approximately $246.9 million owned by Prudential at December 31, 2006 and $226.3 million owned by Prudential at December 31, 2005.

Note 6:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding throughout the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2006	111,117	$1.08287	to	$10.89271	$139,285	4.68%	0.00%	to	0.90%	3.83%	to	4.75%
December 31, 2005	83,328	$1.03506	to	$10.39889	$100,667	2.89%	0.00%	to	0.90%	1.99%	to	2.90%
December 31, 2004	58,081	$1.05537	to	$2.23582	$69,342	1.02%	0.10%	to	0.90%	0.12%	to	0.84%
December 31, 2003	36,523	$1.04751	to	$2.22537	$44,830	0.88%	0.20%	to	0.90%	-0.05%	to	0.65%
December 31, 2002	172,738	$1.04174	to	$2.21945	$198,032	1.36%	0.20%	to	0.90%	0.63%	to	1.31%

	Prudential Diversified Bond Portfolio

December 31, 2006	8,847	$1.15836	to	$4.45385	$29,326	4.87%	0.10%	to	0.90%	4.06%	to	4.90%
December 31, 2005	9,277	$1.10424	to	$4.26564	$30,892	5.11%	0.10%	to	0.90%	2.37%	to	3.19%
December 31, 2004	58,128	$1.24831	to	$4.15252	$98,785	4.25%	0.10%	to	0.90%	4.66%	to	5.37%
December 31, 2003	105,173	$1.18525	to	$3.95454	$156,789	4.73%	0.20%	to	0.90%	6.52%	to	7.26%
December 31, 2002	10,679	$1.10563	to	$3.69970	$38,084	10.60%	0.25%	to	0.90%	6.11%	to	6.79%

	Prudential Equity Portfolio

December 31, 2006	21,524	$1.26076	to	$10.06310	$174,312	1.11%	0.10%	to	0.90%	11.57%	to	12.45%
December 31, 2005	21,752	$1.13004	to	$8.99307	$160,692	1.00%	0.10%	to	0.90%	10.48%	to	11.36%
December 31, 2004	20,949	$1.02288	to	$8.10824	$147,594	1.30%	0.10%	to	0.90%	8.95%	to	9.69%
December 31, 2003	20,519	$0.93887	to	$7.41271	$137,406	1.01%	0.25%	to	0.90%	30.48%	to	31.33%
December 31, 2002	19,923	$0.71954	to	$5.65783	$107,819	0.89%	0.25%	to	0.90%	-23.04%	to	-22.54%

	Prudential Flexible Managed Portfolio

December 31, 2006	39,879	$1.23882	to	$6.45962	$246,656	1.96%	0.60%	to	0.90%	11.17%	to	11.75%
December 31, 2005	41,016	$1.11430	to	$5.78058	$227,374	1.92%	0.41%	to	0.90%	3.23%	to	3.78%
December 31, 2004	43,006	$1.07944	to	$5.57016	$230,435	1.42%	0.37%	to	0.90%	9.75%	to	10.33%
December 31, 2003	43,864	$0.98351	to	$5.04879	$213,437	2.01%	0.38%	to	0.90%	22.65%	to	23.29%
December 31, 2002	43,783	$0.80187	to	$4.09497	$173,139	2.99%	0.37%	to	0.90%	-13.52%	to	-13.06%

	Prudential Conservative Balanced Portfolio

December 31, 2006	23,625	$1.23522	to	$5.22999	$116,736	2.52%	0.60%	to	0.90%	9.45%	to	9.97%
December 31, 2005	24,270	$1.12857	to	$4.75604	$109,180	2.32%	0.47%	to	0.90%	2.51%	to	3.00%
December 31, 2004	24,810	$1.10095	to	$4.61756	$109,012	1.94%	0.41%	to	0.90%	7.07%	to	7.59%
December 31, 2003	25,171	$1.02824	to	$4.29166	$103,047	2.69%	0.42%	to	0.90%	17.70%	to	18.27%
December 31, 2002	25,819	$0.87358	to	$3.62885	$89,680	0.00%	0.42%	to	0.90%	-9.79%	to	-9.36%

A44

Note 6:	Financial Highlights — (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential High Yield Bond Portfolio

December 31, 2006	246,405	$1.28200	to	$3.48462	$518,397	7.86%	0.10%	to	0.90%	9.30%	to	10.17%
December 31, 2005	249,339	$1.16361	to	$3.17938	$479,181	6.94%	0.10%	to	0.90%	2.51%	to	3.34%
December 31, 2004	196,781	$1.25182	to	$3.09272	$398,744	7.55%	0.10%	to	0.90%	9.31%	to	10.06%
December 31, 2003	146,819	$1.14520	to	$2.82099	$306,259	8.54%	0.20%	to	0.90%	23.90%	to	24.78%
December 31, 2002	81,585	$0.92426	to	$2.26950	$184,922	13.32%	0.25%	to	0.90%	0.60%	to	1.23%

	Prudential Stock Index Portfolio

December 31, 2006	36,649	$1.02498	to	$6.33248	$74,197	1.61%	0.10%	to	0.90%	14.52%	to	15.43%
December 31, 2005	40,354	$0.89500	to	$5.51330	$74,064	1.53%	0.10%	to	0.90%	3.60%	to	4.43%
December 31, 2004	43,963	$0.86390	to	$5.30560	$74,786	1.64%	0.10%	to	0.90%	9.47%	to	10.23%
December 31, 2003	50,485	$0.78920	to	$4.83241	$72,822	1.48%	0.20%	to	0.90%	27.05%	to	27.93%
December 31, 2002	46,575	$0.62117	to	$3.79264	$51,411	1.13%	0.20%	to	0.90%	-22.90%	to	-22.35%

	Prudential Value Portfolio

December 31, 2006	3,296	$1.79732	to	$8.31279	$25,804	1.61%	0.20%	to	0.90%	18.87%	to	19.70%
December 31, 2005	3,201	$1.51204	to	$6.97241	$21,725	1.70%	0.20%	to	0.90%	15.62%	to	16.43%
December 31, 2004	2,470	$1.30775	to	$6.01243	$14,618	1.41%	0.60%	to	0.90%	15.28%	to	15.62%
December 31, 2003	2,470	$1.13442	to	$5.20021	$12,601	1.60%	0.60%	to	0.90%	26.93%	to	27.30%
December 31, 2002	2,623	$0.89376	to	$4.08489	$10,121	1.41%	0.60%	to	0.90%	-22.66%	to	-22.12%

	Prudential Natural Resources Portfolio

December 31, 2006	1,348	$14.70238	to	$14.70238	$19,820	1.85%	0.60%	to	0.60%	21.47%	to	21.47%
December 31, 2005	1,306	$12.10382	to	$12.10382	$15,813	0.00%	0.60%	to	0.60%	54.98%	to	54.98%
December 31, 2004	1,159	$7.80970	to	$7.80970	$9,052	3.37%	0.60%	to	0.60%	24.43%	to	24.43%
December 31, 2003	1,093	$6.27650	to	$6.27650	$6,861	3.96%	0.60%	to	0.60%	38.17%	to	38.17%
December 31, 2002	1,045	$4.54254	to	$4.54254	$4,748	0.74%	0.60%	to	0.60%	18.21%	to	18.21%

	Prudential Global Portfolio

December 31, 2006	7,308	$0.99282	to	$2.57168	$17,006	0.70%	0.10%	to	0.90%	18.59%	to	19.56%
December 31, 2005	7,154	$0.83720	to	$2.16226	$14,049	0.55%	0.10%	to	0.90%	15.03%	to	15.94%
December 31, 2004	4,756	$0.72784	to	$1.87418	$7,965	0.95%	0.10%	to	0.90%	8.61%	to	9.37%
December 31, 2003	3,889	$0.67013	to	$1.72057	$6,137	0.36%	0.25%	to	0.90%	32.87%	to	33.72%
December 31, 2002	3,617	$0.50434	to	$1.29103	$4,406	2.47%	0.25%	to	0.90%	-25.80%	to	-25.33%

	Prudential Government Income Portfolio

December 31, 2006	964	$3.05682	to	$3.05682	$2,946	4.86%	0.60%	to	0.60%	3.12%	to	3.12%
December 31, 2005	1,073	$2.96433	to	$2.96433	$3,180	4.59%	0.60%	to	0.60%	1.90%	to	1.90%
December 31, 2004	1,166	$2.90912	to	$2.90912	$3,391	3.71%	0.60%	to	0.60%	2.50%	to	2.50%
December 31, 2003	1,457	$2.83824	to	$2.83824	$4,136	3.86%	0.60%	to	0.60%	1.85%	to	1.85%
December 31, 2002	1,380	$2.78677	to	$2.78677	$3,845	7.15%	0.60%	to	0.60%	11.38%	to	11.38%

	Prudential Jennison Portfolio

December 31, 2006	10,698	$0.71228	to	$13.21079	$21,399	0.27%	0.00%	to	0.90%	0.89%	to	1.79%
December 31, 2005	12,283	$0.70598	to	$2.65172	$26,043	0.12%	0.10%	to	0.90%	13.53%	to	14.44%
December 31, 2004	10,067	$0.62184	to	$2.32869	$18,988	0.48%	0.10%	to	0.90%	8.67%	to	9.43%
December 31, 2003	9,380	$0.57225	to	$2.13674	$17,013	0.27%	0.25%	to	0.90%	29.09%	to	29.92%
December 31, 2002	8,733	$0.44328	to	$1.65033	$12,805	0.21%	0.25%	to	0.90%	-31.57%	to	-31.13%

	Prudential Small Capitalization Stock Portfolio

December 31, 2006	4,045	$3.94365	to	$3.94365	$15,952	0.78%	0.60%	to	0.60%	13.99%	to	13.99%
December 31, 2005	2,931	$3.45969	to	$3.45969	$10,141	0.59%	0.60%	to	0.60%	6.62%	to	6.62%
December 31, 2004	5,086	$3.24476	to	$3.24476	$16,504	0.61%	0.60%	to	0.60%	21.31%	to	21.31%
December 31, 2003	5,003	$2.67470	to	$2.67470	$13,381	0.69%	0.60%	to	0.60%	37.44%	to	37.44%
December 31, 2002	2,684	$1.94604	to	$1.94604	$5,224	1.24%	0.60%	to	0.60%	-15.43%	to	-15.43%

A45

Note 6:	Financial Highlights — (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	T. Rowe Price International Stock Portfolio

December 31, 2006	245	$1.07531	to	$1.24626	$272	1.16%	0.20%	to	0.90%	18.01%	to	18.87%
December 31, 2005	271	$0.91120	to	$1.04845	$251	2.17%	0.20%	to	0.90%	15.00%	to	15.80%
December 31, 2004	106	$0.79238	to	$0.79238	$84	1.07%	0.90%	to	0.90%	12.75%	to	12.75%
December 31, 2003	127	$0.70277	to	$0.70277	$89	1.28%	0.90%	to	0.90%	29.35%	to	29.35%
December 31, 2002	131	$0.54330	to	$0.54330	$71	0.99%	0.90%	to	0.90%	-19.01%	to	-19.01%

	Janus Aspen Large Cap Growth Portfolio — Institutional Shares

December 31, 2006	374	$0.70196	to	$0.84641	$270	0.44%	0.20%	to	0.90%	10.38%	to	11.17%
December 31, 2005	637	$0.63595	to	$0.76139	$411	0.36%	0.20%	to	0.90%	3.37%	to	4.08%
December 31, 2004	514	$0.61523	to	$0.61523	$316	0.15%	0.90%	to	0.90%	3.60%	to	3.60%
December 31, 2003	550	$0.59388	to	$0.59388	$327	0.08%	0.90%	to	0.90%	30.56%	to	30.56%
December 31, 2002	755	$0.45488	to	$0.45488	$344	0.00%	0.90%	to	0.90%	-27.17%	to	-27.17%

	MFS Emerging Growth Series

December 31, 2006	80	$0.59884	to	$0.59884	$48	0.00%	0.90%	to	0.90%	6.94%	to	6.94%
December 31, 2005	97	$0.55996	to	$0.78428	$54	0.00%	0.20%	to	0.90%	8.21%	to	9.02%
December 31, 2004	212	$0.51747	to	$0.71936	$137	0.00%	0.20%	to	0.90%	11.94%	to	12.73%
December 31, 2003	231	$0.46227	to	$0.63811	$127	0.00%	0.20%	to	0.90%	29.04%	to	29.96%
December 31, 2002	309	$0.35823	to	$0.49100	$122	0.00%	0.20%	to	0.90%	-34.35%	to	-33.89%

	American Century VP Value Fund

December 31, 2006	102	$2.06277	to	$2.06277	$210	1.40%	0.90%	to	0.90%	17.60%	to	17.60%
December 31, 2005	83	$1.75405	to	$1.75405	$145	0.82%	0.90%	to	0.90%	4.11%	to	4.11%
December 31, 2004	71	$1.68484	to	$1.68484	$119	1.02%	0.90%	to	0.90%	13.31%	to	13.31%
December 31, 2003	63	$1.48693	to	$1.48693	$94	1.21%	0.90%	to	0.90%	27.81%	to	27.81%
December 31, 2002	80	$1.16337	to	$1.16337	$94	0.68%	0.90%	to	0.90%	-13.40%	to	-13.40%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2006	205	$0.84981	to	$0.86481	$176	0.00%	0.20%	to	0.90%	7.72%	to	8.46%
December 31, 2005	207	$0.78887	to	$0.79733	$164	0.00%	0.20%	to	0.90%	3.86%	to	4.58%
December 31, 2004	323	$0.75958	to	$0.76243	$246	0.00%	0.20%	to	0.90%	10.47%	to	11.25%
December 31, 2003	304	$0.68532	to	$0.68757	$209	0.00%	0.20%	to	0.90%	36.00%	to	36.97%
December 31, 2002	251	$0.50033	to	$0.50555	$126	0.27%	0.20%	to	0.90%	-29.32%	to	-28.82%

	Prudential SP T. Rowe Price Large Cap Growth Portfolio

December 31, 2006	902	$0.85859	to	$1.34268	$945	0.00%	0.10%	to	0.90%	4.97%	to	5.81%
December 31, 2005	778	$0.81223	to	$1.26898	$763	0.00%	0.10%	to	0.90%	15.46%	to	16.38%
December 31, 2004	692	$0.83552	to	$0.85150	$587	0.00%	0.10%	to	0.90%	5.16%	to	5.82%
December 31, 2003	522	$0.78954	to	$0.80974	$415	0.00%	0.25%	to	0.90%	22.76%	to	23.57%
December 31, 2002	213	$0.63892	to	$0.65960	$138	0.00%	0.25%	to	0.90%	-31.81%	to	-31.36%

	Prudential SP Davis Value Portfolio

December 31, 2006	3,229	$1.40487	to	$14.65332	$4,658	0.75%	0.00%	to	0.90%	14.00%	to	15.02%
December 31, 2005	2,906	$1.22267	to	$12.73961	$3,643	0.86%	0.00%	to	0.90%	8.54%	to	9.52%
December 31, 2004	2,189	$1.14376	to	$1.15901	$2,508	0.38%	0.10%	to	0.90%	11.51%	to	12.30%
December 31, 2003	1,557	$1.01900	to	$1.03934	$1,591	0.39%	0.25%	to	0.90%	28.25%	to	29.07%
December 31, 2002	639	$0.78949	to	$0.81040	$508	0.00%	0.25%	to	0.90%	-16.44%	to	-15.91%

	Prudential SP Small Cap Value Portfolio

December 31, 2006	2,962	$1.47770	to	$14.39211	$4,925	0.48%	0.00%	to	0.90%	13.58%	to	14.60%
December 31, 2005	2,572	$1.29067	to	$12.55835	$3,755	0.47%	0.00%	to	0.90%	3.68%	to	4.61%
December 31, 2004	1,859	$1.29903	to	$1.59242	$2,627	0.16%	0.10%	to	0.90%	19.61%	to	20.44%
December 31, 2003	1,176	$1.08604	to	$1.18169	$1,381	0.03%	0.25%	to	0.90%	31.92%	to	32.77%
December 31, 2002	551	$0.82323	to	$0.89000	$485	0.98%	0.25%	to	0.90%	-15.14%	to	-14.60%

A46

Note 6:	Financial Highlights — (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP Small Cap Growth Portfolio

December 31, 2006	859	$0.75132	to	$11.58900	$861	0.00%	0.00%	to	0.90%	11.39%	to	12.39%
December 31, 2005	694	$0.66950	to	$1.04911	$617	0.00%	0.10%	to	0.90%	1.56%	to	2.38%
December 31, 2004	547	$0.65467	to	$0.90247	$475	0.00%	0.10%	to	0.90%	-1.80%	to	-1.10%
December 31, 2003	313	$0.90630	to	$0.91323	$286	0.00%	0.25%	to	0.90%	33.51%	to	34.38%
December 31, 2002	119	$0.67884	to	$0.67960	$81	0.00%	0.25%	to	0.90%	-30.89%	to	-30.43%

	Janus Aspen Mid Cap Growth Portfolio — Service Shares

December 31, 2006	0	$0.67559	to	$0.67559	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2005	0	$0.59703	to	$0.59703	$0	0.00%	0.20%	to	0.20%	11.81%	to	11.81%
December 31, 2004	231	$0.53397	to	$0.53397	$124	0.00%	0.20%	to	0.20%	20.23%	to	20.23%
December 31, 2003	203	$0.44411	to	$0.44411	$90	0.00%	0.20%	to	0.20%	34.49%	to	34.49%
December 31, 2002	126	$0.33021	to	$0.33021	$42	0.00%	0.20%	to	0.20%	-28.25%	to	-28.25%

	Janus Aspen Balanced Portfolio — Service Shares

December 31, 2006	0	$1.26765	to	$1.26765	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2005	0	$1.15042	to	$1.15042	$0	1.17%	0.20%	to	0.20%	7.45%	to	7.45%
December 31, 2004	122	$1.07066	to	$1.07066	$130	2.36%	0.20%	to	0.20%	8.08%	to	8.08%
December 31, 2003	104	$0.99058	to	$0.99058	$103	2.11%	0.20%	to	0.20%	13.49%	to	13.49%
December 31, 2002	54	$0.87282	to	$0.87282	$47	2.17%	0.20%	to	0.20%	-6.85%	to	-6.85%

	Prudential SP PIMCO Total Return Portfolio

December 31, 2006	3,051	$1.12112	to	$1.43813	$3,967	4.24%	0.10%	to	0.90%	2.76%	to	3.58%
December 31, 2005	2,628	$1.08232	to	$1.38998	$3,325	4.80%	0.10%	to	0.90%	1.48%	to	2.31%
December 31, 2004	2,349	$1.21784	to	$1.36023	$2,954	1.94%	0.10%	to	0.90%	4.33%	to	5.06%
December 31, 2003	1,835	$1.16728	to	$1.29466	$2,194	2.50%	0.20%	to	0.90%	4.91%	to	5.65%
December 31, 2002	738	$1.11264	to	$1.22547	$845	3.75%	0.20%	to	0.90%	8.40%	to	9.15%

	Prudential SP PIMCO High Yield Portfolio

December 31, 2006	811	$1.27493	to	$1.53234	$1,206	7.42%	0.10%	to	0.90%	8.55%	to	9.40%
December 31, 2005	695	$1.16538	to	$1.40279	$956	6.61%	0.10%	to	0.90%	3.12%	to	3.95%
December 31, 2004	582	$1.32262	to	$1.35167	$779	6.89%	0.10%	to	0.90%	8.36%	to	9.05%
December 31, 2003	434	$1.22063	to	$1.23945	$535	6.85%	0.25%	to	0.90%	21.32%	to	22.11%
December 31, 2002	188	$1.00616	to	$1.01499	$191	9.68%	0.25%	to	0.90%	-0.74%	to	-0.11%

	Janus Aspen Large Cap Growth Portfolio — Service Shares

December 31, 2006	662	$1.01876	to	$1.01876	$674	0.29%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2005	595	$0.91896	to	$0.91896	$547	0.13%	0.25%	to	0.25%	3.76%	to	3.76%
December 31, 2004	519	$0.88566	to	$0.88566	$460	0.00%	0.25%	to	0.25%	3.94%	to	3.94%
December 31, 2003	345	$0.85205	to	$0.85205	$294	0.00%	0.25%	to	0.25%	31.16%	to	31.16%
December 31, 2002	147	$0.64963	to	$0.64963	$96	0.00%	0.25%	to	0.25%	-26.90%	to	-26.90%

	Prudential SP Large Cap Value Portfolio

December 31, 2006	1,421	$1.43161	to	$1.57421	$2,112	1.11%	0.10%	to	0.90%	17.42%	to	18.35%
December 31, 2005	1,153	$1.21922	to	$1.33144	$1,447	0.75%	0.10%	to	0.90%	5.70%	to	6.54%
December 31, 2004	820	$1.15350	to	$1.25106	$966	0.72%	0.10%	to	0.90%	16.70%	to	17.51%
December 31, 2003	572	$0.98843	to	$1.00384	$573	0.00%	0.25%	to	0.90%	25.64%	to	26.43%
December 31, 2002	250	$0.78673	to	$0.79398	$198	2.28%	0.25%	to	0.90%	-17.12%	to	-16.58%

	Prudential SP AIM Core Equity Portfolio

December 31, 2006	365	$1.21560	to	$1.31273	$460	0.83%	0.10%	to	0.90%	15.01%	to	15.94%
December 31, 2005	265	$1.08715	to	$1.13227	$289	0.97%	0.10%	to	0.25%	4.36%	to	4.52%
December 31, 2004	223	$1.04168	to	$1.04168	$232	0.44%	0.10%	to	0.25%	8.52%	to	8.52%
December 31, 2003	152	$0.95989	to	$0.95989	$146	0.33%	0.25%	to	0.25%	23.38%	to	23.38%
December 31, 2002	89	$0.77800	to	$0.77800	$69	0.00%	0.25%	to	0.25%	-15.42%	to	-15.42%

A47

Note 6:	Financial Highlights — (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP Strategic Partners Focused Growth Portfolio

December 31, 2006	410	$1.05384	to	$1.29489	$450	0.00%	0.10%	to	0.90%	-1.55%	to	-0.75%
December 31, 2005	287	$1.07038	to	$1.30465	$317	0.00%	0.10%	to	0.90%	14.12%	to	15.05%
December 31, 2004	219	$0.93791	to	$0.95843	$210	0.00%	0.10%	to	0.90%	9.62%	to	10.30%
December 31, 2003	156	$0.85560	to	$0.86896	$135	0.00%	0.25%	to	0.90%	24.72%	to	25.52%
December 31, 2002	64	$0.68600	to	$0.69228	$44	0.00%	0.25%	to	0.90%	-25.93%	to	-25.44%

	Prudential SP Mid Cap Growth Portfolio

December 31, 2006	2,962	$0.80266	to	$12.73876	$2,564	0.00%	0.00%	to	0.90%	-2.81%	to	-1.94%
December 31, 2005	2,586	$0.82065	to	$12.99106	$2,239	0.00%	0.00%	to	0.90%	4.33%	to	5.26%
December 31, 2004	1,274	$0.78166	to	$0.82851	$1,023	0.00%	0.10%	to	0.90%	18.48%	to	19.27%
December 31, 2003	895	$0.65537	to	$0.69929	$598	0.00%	0.25%	to	0.90%	38.86%	to	39.76%
December 31, 2002	307	$0.46893	to	$0.50358	$147	0.00%	0.25%	to	0.90%	-46.80%	to	-46.46%

	SP Prudential U.S. Emerging Growth Portfolio

December 31, 2006	2,382	$1.33323	to	$1.52313	$3,251	0.00%	0.10%	to	0.90%	8.61%	to	9.48%
December 31, 2005	2,001	$1.21970	to	$1.39123	$2,483	0.00%	0.10%	to	0.90%	16.72%	to	17.65%
December 31, 2004	1,068	$1.03828	to	$1.05677	$1,114	0.00%	0.10%	to	0.90%	20.31%	to	21.09%
December 31, 2003	681	$0.85748	to	$0.87838	$585	0.00%	0.25%	to	0.90%	40.82%	to	41.72%
December 31, 2002	298	$0.60504	to	$0.62375	$181	0.00%	0.25%	to	0.90%	-32.68%	to	-32.24%

	Prudential SP Conservative Asset Allocation Portfolio

December 31, 2006	1,423	$1.27058	to	$1.36010	$1,918	3.27%	0.10%	to	0.90%	7.72%	to	8.61%
December 31, 2005	1,295	$1.16989	to	$1.25474	$1,616	1.33%	0.10%	to	0.90%	4.97%	to	5.79%
December 31, 2004	1,085	$1.16226	to	$1.18776	$1,285	1.29%	0.10%	to	0.90%	7.92%	to	8.60%
December 31, 2003	497	$1.07699	to	$1.09372	$543	1.04%	0.25%	to	0.90%	15.45%	to	16.20%
December 31, 2002	162	$0.93287	to	$0.94126	$152	0.00%	0.25%	to	0.90%	-6.71%	to	-6.11%

	Prudential SP Balanced Asset Allocation Portfolio

December 31, 2006	4,881	$1.34175	to	$1.39638	$6,754	2.36%	0.10%	to	0.90%	9.71%	to	10.57%
December 31, 2005	3,970	$1.21353	to	$1.26464	$4,986	0.88%	0.10%	to	0.90%	6.64%	to	7.50%
December 31, 2004	2,887	$1.15290	to	$1.17831	$3,387	0.72%	0.10%	to	0.90%	10.09%	to	10.80%
December 31, 2003	1,302	$1.04724	to	$1.06350	$1,383	0.78%	0.25%	to	0.90%	21.78%	to	22.55%
December 31, 2002	299	$0.86782	to	$0.86782	$259	0.00%	0.25%	to	0.25%	-11.89%	to	-11.89%

	Prudential SP Growth Asset Allocation Portfolio

December 31, 2006	10,114	$1.36237	to	$1.50850	$14,257	1.66%	0.10%	to	0.90%	11.89%	to	12.77%
December 31, 2005	7,482	$1.21764	to	$1.25590	$9,361	0.55%	0.10%	to	0.90%	8.27%	to	9.12%
December 31, 2004	4,815	$1.12461	to	$1.14931	$5,527	0.36%	0.10%	to	0.90%	12.04%	to	12.75%
December 31, 2003	2,232	$1.00377	to	$1.01931	$2,272	0.40%	0.25%	to	0.90%	27.14%	to	27.95%
December 31, 2002	443	$0.79663	to	$0.79663	$353	0.00%	0.25%	to	0.90%	-17.47%	to	-17.47%

	Prudential SP Aggressive Growth Asset Allocation Portfolio

December 31, 2006	3,299	$1.34635	to	$1.53196	$4,657	1.62%	0.10%	to	0.90%	13.26%	to	14.17%
December 31, 2005	2,484	$1.18874	to	$1.34325	$3,062	0.15%	0.10%	to	0.90%	9.49%	to	10.37%
December 31, 2004	1,545	$1.08568	to	$1.10980	$1,720	0.05%	0.10%	to	0.90%	13.73%	to	14.47%
December 31, 2003	742	$0.95462	to	$0.96951	$719	0.02%	0.25%	to	0.90%	31.58%	to	32.43%
December 31, 2002	218	$0.72551	to	$0.73212	$159	0.00%	0.25%	to	0.90%	-22.86%	to	-22.36%

	Prudential SP International Growth Portfolio

December 31, 2006	934	$1.52315	to	$1.71641	$1,475	1.74%	0.10%	to	0.90%	19.98%	to	20.93%
December 31, 2005	753	$1.26952	to	$1.41929	$984	0.58%	0.10%	to	0.90%	15.34%	to	16.31%
December 31, 2004	599	$1.10066	to	$1.12481	$672	0.18%	0.10%	to	0.90%	15.51%	to	16.25%
December 31, 2003	386	$0.95286	to	$0.96758	$373	0.00%	0.25%	to	0.90%	38.33%	to	39.23%
December 31, 2002	215	$0.68881	to	$0.69495	$149	0.00%	0.25%	to	0.90%	-23.26%	to	-22.77%

A48

Note 6:	Financial Highlights — (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP International Value Portfolio

December 31, 2006	1,318	$1.48271	to	$1.77550	$2,002	1.35%	0.10%	to	0.90%	27.95%	to	28.98%
December 31, 2005	1,021	$1.15143	to	$1.37811	$1,191	0.40%	0.10%	to	0.90%	12.75%	to	13.67%
December 31, 2004	791	$1.01469	to	$1.08592	$807	0.42%	0.10%	to	0.90%	14.77%	to	15.51%
December 31, 2003	567	$0.87846	to	$0.94613	$500	0.69%	0.25%	to	0.90%	26.23%	to	27.05%
December 31, 2002	220	$0.69143	to	$0.74954	$153	0.00%	0.25%	to	0.90%	-17.91%	to	-17.38%

	Janus Aspen International Growth Portfolio — Service Shares

December 31, 2006	0	$1.55321	to	$1.55321	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2005	0	$1.06141	to	$1.06141	$0	0.69%	0.20%	to	0.20%	31.67%	to	31.67%
December 31, 2004	69	$0.80610	to	$0.80610	$56	0.89%	0.20%	to	0.20%	18.45%	to	18.45%
December 31, 2003	62	$0.68052	to	$0.68052	$42	0.91%	0.20%	to	0.20%	34.26%	to	34.26%
December 31, 2002	59	$0.50685	to	$0.50685	$30	0.77%	0.20%	to	0.20%	-25.91%	to	-25.91%

	Goldman Sachs Structured Small Cap Equity Fund

December 31, 2006	17	$1.73735	to	$1.73735	$29	0.71%	0.20%	to	0.20%	12.05%	to	12.05%
December 31, 2005	16	$1.55056	to	$1.55056	$25	0.30%	0.20%	to	0.20%	5.86%	to	5.86%

	AIM V.I. Technology Fund

December 31, 2006	180	$0.31056	to	$0.31056	$56	0.00%	0.20%	to	0.20%	10.24%	to	10.24%
December 31, 2005	102	$0.28171	to	$0.28171	$29	0.00%	0.20%	to	0.20%	2.01%	to	2.01%

	M Financial Turner Core Growth Fund

December 31, 2006	4	$14.22394	to	$14.22394	$53	0.84%	0.00%	to	0.00%	8.52%	to	8.52%
December 31, 2005	1	$13.10724	to	$13.10724	$19	1.28%	0.00%	to	0.00%	13.92%	to	13.92%

	M Financial Brandes International Equity Fund

December 31, 2006	2	$18.23050	to	$18.23050	$41	1.89%	0.00%	to	0.00%	26.78%	to	26.78%
December 31, 2005	1	$14.37951	to	$14.37951	$13	4.61%	0.00%	to	0.00%	10.55%	to	10.55%

	M Financial Business Opportunity Value Fund ****

December 31, 2006	0	$15.68894	to	$15.68894	$4	0.58%	0.00%	to	0.00%	13.89%	to	13.89%
December 31, 2005	0	$13.77563	to	$13.77563	$2	0.78%	0.00%	to	0.00%	7.81%	to	7.81%

	AST Cohen & Steers Realty Portfolio (became available October 17, 2005)

December 31, 2006	2	$14.86960	to	$14.86960	$33	0.53%	0.10%	to	0.10%	36.60%	to	36.60%
December 31, 2005	0	$10.88564	to	$10.88564	$0	0.00%	0.10%	to	0.10%	8.19%	to	8.19%

	AST Global Allocation Portfolio (became available October 17, 2005) ****

December 31, 2006	0	$11.63805	to	$11.63805	$5	2.52%	0.10%	to	0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$0	0.00%	0.10%	to	0.10%	4.73%	to	4.73%

	AST DeAm Large-Cap Value Porfolio (became available October 17, 2005)

December 31, 2006	2	$13.03370	to	$13.03370	$27	0.37%	0.10%	to	0.10%	21.60%	to	21.60%
December 31, 2005	0	$10.71815	to	$10.71815	$2	0.00%	0.10%	to	0.10%	6.54%	to	6.54%

	AST DeAm Small-Cap Growth Porfolio (became available October 17, 2005) ****

December 31, 2006	0	$11.56299	to	$11.56299	$1	0.00%	0.10%	to	0.10%	7.65%	to	7.65%
December 31, 2005	0	$10.74134	to	$10.74134	$0	0.00%	0.10%	to	0.10%	7.00%	to	7.00%

	AST DeAm Small-Cap Value Porfolio (became available October 17, 2005)

December 31, 2006	1	$12.47128	to	$12.47128	$13	0.19%	0.10%	to	0.10%	19.83%	to	19.83%
December 31, 2005	0	$10.40721	to	$10.40721	$0	0.00%	0.10%	to	0.10%	4.07%	to	4.07%

	AST Federated Aggressive Growth Portfolio (became available October 17, 2005) ****

December 31, 2006	0	$12.46956	to	$12.46956	$4	0.00%	0.10%	to	0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$0	0.00%	0.10%	to	0.10%	10.55%	to	10.55%

A49

Note 6:	Financial Highlights — (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	AST Small-Cap Value Portfolio (became available October 17, 2005)

December 31, 2006	4	$12.73508	to	$12.73508	$50	0.17%	0.10%	to	0.10%	19.92%	to	19.92%
December 31, 2005	0	$10.61923	to	$10.61923	$3	0.00%	0.10%	to	0.10%	6.27%	to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005) ****

December 31, 2006	0	$11.24783	to	$11.24783	$4	0.00%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	0	$10.59405	to	$10.59405	$0	0.00%	0.10%	to	0.10%	5.46%	to	5.46%

	AST Marsico Capital Growth Portfolio (became available October 17, 2005)

December 31, 2006	1	$11.50673	to	$11.50673	$14	0.01%	0.10%	to	0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$1	0.00%	0.10%	to	0.10%	7.17%	to	7.17%

	AST MFS Growth Portfolio (became available October 17, 2005)

December 31, 2006	1	$11.60124	to	$11.60124	$8	0.00%	0.10%	to	0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$0	0.00%	0.10%	to	0.10%	5.51%	to	5.51%

	AST Neuberger Berman Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2006	2	$12.46468	to	$12.46468	$28	0.00%	0.10%	to	0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$1	0.00%	0.10%	to	0.10%	8.59%	to	8.59%

	AST PIMCO Limited Maturity Bond (became available October 17, 2005)

December 31, 2006	2	$10.44481	to	$10.44481	$23	3.04%	0.10%	to	0.10%	3.72%	to	3.72%

	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)

December 31, 2006	6	$12.79360	to	$12.79360	$78	0.20%	0.10%	to	0.10%	15.75%	to	15.75%
December 31, 2005	0	$11.05306	to	$11.05306	$1	0.00%	0.10%	to	0.10%	9.35%	to	9.35%

	AST MFS Global Equity Portfolio (became available October 17, 2005)

December 31, 2006	1	$13.04794	to	$13.04794	$16	0.55%	0.10%	to	0.10%	24.18%	to	24.18%

	AST JPMorgan International Equity Portfolio (became available October 17, 2005)

December 31, 2006	4	$13.00880	to	$13.00880	$47	0.63%	0.10%	to	0.10%	22.67%	to	22.67%
December 31, 2005	0	$10.60464	to	$10.60464	$3	0.00%	0.10%	to	0.10%	7.06%	to	7.06%

	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)

December 31, 2006	3	$10.55767	to	$10.55767	$29	1.19%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	0	$9.94454	to	$9.94454	$2	0.00%	0.10%	to	0.10%	-0.29%	to	-0.29%

	AIM V.I. Premier Equity Fund (expired April 24, 2006)

December 31, 2006	0	$0.00000	to	$0.00000	$0	0.00%	0.20%	to	0.90%	5.26%	to	5.51%
December 31, 2005	52	$0.68046	to	$0.79279	$35	0.89%	0.20%	to	0.90%	4.71%	to	5.44%
December 31, 2004	241	$0.64987	to	$0.75191	$177	0.38%	0.20%	to	0.90%	4.83%	to	5.56%
December 31, 2003	552	$0.61995	to	$0.71231	$358	0.32%	0.20%	to	0.90%	23.97%	to	24.82%
December 31, 2002	503	$0.50008	to	$0.57069	$258	0.38%	0.20%	to	0.90%	-30.89%	to	-30.40%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the

A50

Note 6:	Financial Highlights (Continued)

calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2006 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****Represents a fund containing less than 1,000 units or $1,000 in net assets.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45% and 0.10%, are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, and ENVUL contract owners held in each subaccount, respectively. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

C. Partial Withdrawal Charge

A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL or ENVUL contract, respectively. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

D. Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Variable Appreciable Life Account at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2007

A52

Pruco Life Insurance Company of New Jersey

Statements of Financial Position

As of December 31, 2006 and December 31, 2005 (in thousands, except share amounts)

	2006	2005
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2006 - $912,692 ; 2005 - $990,717)	$ 920,925	$ 991,575
Policy loans	160,614	155,705
Short-term investments	11,259	23,501
Commercial loans	48,979	20,353
Other long-term investments	9,446	7,087
Total investments	1,151,223	1,198,221
Cash and cash equivalents	59,543	116,040
Deferred policy acquisition costs	255,849	225,572
Accrued investment income	13,599	16,585
Reinsurance recoverables	135,010	92,277
Receivables from parent and affiliates	19,437	11,898
Deferred sales inducements	19,013	13,616
Other assets	8,618	2,669
Separate account assets	2,619,586	2,287,786
TOTAL ASSETS	4,281,878	3,964,664

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	836,980	841,822
Future policy benefits and other policyholder liabilities	250,053	203,422
Cash collateral for loaned securities	28,212	86,530
Securities sold under agreement to repurchase	4,005	1,708
Income taxes payable	87,478	73,050
Short term debt from affiliates	25,348	52,994
Payables to parent and affiliates	2,377	2,865
Other liabilities	40,601	69,379
Separate account liabilities	2,619,586	2,287,786
Total liabilities	3,894,640	3,619,556

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding;	2,000	2,000
Additional Paid-in capital	168,689	168,689
Retained earnings	212,518	173,584
Accumulated other comprehensive income	4,031	835
Total stockholder’s equity	387,238	345,108
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 4,281,878	$ 3,964,664

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income

Years Ended December 31, 2006, 2005 and 2004 (in thousands)

	2006	2005	2004
REVENUES

Premiums	$ 8,947	$ 8,356	$ 29,335
Policy charges and fee income	59,650	60,400	75,340
Net investment income	65,628	60,197	52,499
Realized investment (losses)/ gains, net	(13,900)	(329)	1,885
Asset management fees	6,086	7,018	4,976
Other income	3,079	2,148	1,947

Total revenues	129,490	137,790	165,982

BENEFITS AND EXPENSES

Policyholders’ benefits	16,900	15,009	39,949
Interest credited to policyholders’ account balances	30,394	29,819	29,324
General, administrative and other expenses	31,785	40,145	60,742

Total benefits and expenses	79,079	84,973	130,015

Income from operations before income taxes and cumulative effect of accounting change	50,411	52,817	35,967

Income taxes:
Current	(596)	6,441	14,584
Deferred	12,073	7,151	(4,216)
Total income tax expense	11,477	13,592	10,368

Income from Operations Before Cumulative Effect of Accounting Change	38,934	39,225	25,599

Cumulative effect of accounting change, net of taxes	-	-	(184)

NET INCOME	38,934	39,225	25,415

Change in net unrealized investment gains/(loss), net of taxes	3,196	(12,411)	(479)
Cumulative effect of accounting change, net of taxes	-	-	547

Accumulated other comprehensive income gain/(loss), net of taxes	3,196	(12,411)	68

COMPREHENSIVE INCOME	$ 42,130	$ 26,814	$ 25,483

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity

Periods Ended December 31, 2006, 2005 and 2004 (in thousands)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid–in Capital	Deferred Compensation	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2004	$ 2,000	$ 168,742	$(108) -	$ 108,943	$ -	$ 13,178	$ 13,178	$ 292,755
Net income	-	-	-	25,415	-	-	-	25,415
Stock-based compensation programs	-	68	(44)	-	-	-	-	24
Cumulative effect of accounting change, net of taxes	-	-	-	-	-	547	547	547
Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	(479)	(479)	(479)
Balance, December 31, 2004	2,000	168,810	(152)	134,358	-	13,246	13,246	318,262
Net income	-	-	-	39,226	-	-	-	39,226
Stock-based compensation programs	-	(121)	152	-	-	-	-	31
Cumulative effect of accounting change, net of taxes	-	-	-	-	-	-	-	-
Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	(12,411)	(12,411)	(12,411)
Balance, December 31, 2005	2,000	168,689	-	173,584	-	835	835	345,108
Net income	-	-	-	38,934	-	-	-	38,934
Stock-based compensation programs	-	-	-	-	-	-	-	-
Cumulative effect of accounting change, net of taxes	-	-	-	-	-	-	-	-
Change in foreign currency translation adjustments, net of taxes	-	-	-	-	29	-	29	29
Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	3,167	3,167	3,167
Balance, December 31, 2006	$ 2,000	$ 168,689	-	$ 212,518	$ 29	$ 4,002	$ 4,031	$ 387,238

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004 (in thousands)

	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 38,934	$ 39,225	$ 25,415
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Policy charges and fee income	(12,012)	(11,739)	(16,862)
Interest credited to policyholders’ account balances	30,394	29,819	29,324
Realized investment losses (gains), net	13,900	329	(1,885)
Amortization and other non-cash items	874	3,937	8,743
Cumulative effect of accounting change	-	-	184
Change in:
Future policy benefits and other insurance liabilities	46,631	33,677	30,691
Reinsurance recoverable	(42,733)	(24,866)	(49,561)
Accrued investment income	2,986	(1,540)	(784)
Receivables from parent and affiliates	2,459	5,254	21
Payable to parent and affiliates	(487)	2,331	431
Deferred policy acquisition costs	(33,979)	(30,393)	1,773
Income taxes payable	12,707	2,855	25,877
Deferred sales inducements	(5,395)	(2,501)	(3,245)
Other, net	6,950	(9,237)	3,958
Cash Flows From Operating Activities	61,229	37,151	54,080

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,038,341	777,293	449,427
Policy loans	17,070	17,487	19,023
Commercial loans	633	89	-
Payments for the purchase of:
Fixed maturities available for sale	(981,995)	(901,755)	(550,489)
Policy loans	(15,012)	(13,004)	(10,994)
Commercial loans	(29,360)	(20,442)	-
Notes from parent and affiliates, net	(9,927)	-	-
Other long-term investments, net	(1,786)	(852)	(86)
Short term investments, net	12,258	18,005	5,712
Cash Flows From (Used In) Investing Activities	30,222	(123,179)	(87,407)

CASH FLOWS FROM FINANCING ACTIVITIES:

Policyholders’ account deposits	237,496	179,705	222,751
Policyholders’ account withdrawals	(259,645)	(175,324)	(159,664)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities, net	(56,022)	(11,043)	5,943
Net change in financing arrangements (maturities 90 days or less)	(69,777)	100,613	(133)
Cash Flows (Used In) From Financing Activities	(147,948)	93,951	68,897

Net (decrease) increase in cash and cash equivalents	(56,497)	7,923	35,570
Cash and cash equivalents, beginning of year	116,040	108,117	72,547
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 59,543	$ 116,040	$ 108,117

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$ (1,230)	$ 10,737	$ (15,510)

Interest paid (received)	$ 1,077	$ 1,017	$ -

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS

Pruco Life Insurance Company of New Jersey, or “the Company,” is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company, or “Pruco Life”, a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001, (“the date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “GAAP”. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described (in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans are carried at unpaid principal balances, net of an allowance for losses. The allowance for losses includes a portfolio reserve for probable incurred but not specifically identified losses. This reserve considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.” Interest income and prepayment fees are included in “Net investment income.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net~~.~~” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are cinsidered cash and cash equivalents.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in “General, administrative and other expenses” in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

DAC related to term insurance is amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company expects to adopt Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Defered Sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2006 and 2005, deferred sales inducement costs were $19 million and $14 million, respectively.

Other assets and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims net of reinsurance, are based in part on our historical experience, and are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference, net of reinsurance will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to “Policyholders’ account balances”, and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

The Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds (“PSF”). The PSF are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2006, 2005 and 2004 none of the Company’s derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company’s consolidated financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes” an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FIN No. 48 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position and results of operations.

On February 16, 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The new requirement to identify embedded derivatives in beneficial interest will be applied on a prospective basis only to beneficial interest acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In November 2005, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007, and it will not have a material effect on the Company’s consolidated results of operations.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $0.2 million, net of $0.1 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Accumulated other comprehensive income, net of taxes” of $0.5 million, net of $0.3 million of taxes, for the year ended December 31, 2005. Upon adoption of SOP 03-1, approximately $40 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July

1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice

Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

		2006
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 10,857	$ 94	$ 54	$ 10,897

Foreign government bonds	9,657	820	-	10,477

Corporate securities	763,158	11,091	4,903	769,346

Mortgage-backed securities	129,020	1,296	111	130,205

Total fixed maturities, available for sale	$ 912,692	$ 13,301	$ 5,068	$ 920,925

		2005
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 14,767	$ 158	$ 45	$ 14,880

Foreign government bonds	9,776	544	-	10,320

Corporate securities	845,983	11,868	10,068	847,783

Mortgage-backed securities	120,191	87	1,686	118,592

Total fixed maturities, available for sale	$ 990,717	$ 12,657	$ 11,799	$ 991,575

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2006, is shown below:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 30,500	$ 30,526

Due after one year through five years	288,978	291,969

Due after five years through ten years	261,837	263,251

Due after ten years	202,357	204,974

Mortgage-backed securities	129,020	130,205

Total	$ 912,692	$ 920,925

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2006, 2005, and 2004 were $949 million, $649 million, and $394 million, respectively. Gross gains of $1 million, $4 million, and $6 million, and gross losses of $15 million, $5 million, and $4 million were realized on those sales during 2006, 2005, and 2004, respectively. Proceeds from maturities of fixed maturities available for sale during 2006, 2005, and 2004 were $96 million, and $128 million, and $56 million, respectively.

The writedowns for impairments that were deemed to be other than temporary for fixed maturities for the years 2006, 2005 and 2004 are less than $1 million respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2006	2005	2004
		(in thousands)

Fixed maturities, available for sale	$ 55,625	$ 52,085	$ 44,375
Policy loans	8,632	8,523	8,443
Commercial loans	1,789	415	-
Short-term investments and cash equivalents	4,082	3,660	1,733
Other	599	625	272
Gross investment income	70,727	65,308	54,823
Less: investment expenses	(5,099)	(5,111)	(2,324)
Net investment income	$ 65,628	$ 60,197	$ 52,499

Realized investment (losses)/ gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2006	2005	2004
		(in thousands)

Fixed maturities, available for sale	$ (14,374)	$ (316)	$ 2,024
Derivatives and other	474	(13)	(139)
Realized investment losses, net	$ (13,900)	$ (329)	$ 1,885

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Commercial Loans
The Company’s commercial loans are comprised as follows as at December 31:
	2006		2005
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Collateralized loans by property type
Apartment complexes	$ 12,315	25.1%	$9,671	47.5%
Agricultural properties	8,084	16.5%	5,200	25.5%
Industrial buildings	7,348	15.0%	4,490	22.1%
Retail stores	8,940	18.2%	-	-%
Office buildings	5,363	10.9%	992	4.9%
Other	7,031	14.3%	-	-%

Total collateralized loans	49,081	100.0%	20,353	100.0%

Valuation allowance	(102)		-

Total net collateralized loans	48,979		20,353

Total commercial loans	$ 48,979		$ 20,353

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in New Jersey
(16%) and Minnesota (14%) at December 31, 2006.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2006	2005	2004
	(in thousands)			(in thousands)
Allowance for losses, beginning of year	$ -	$ -	$ -
Addition (release) of allowance for losses	102	-	-
Charge-offs, net of recoveries	-	-	-
Change in foreign exchange	-	-	-
Allowance for losses, end of year	$ 102	$ -	$ -

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income.” Changes in these amounts include adjustments to exclude from “Accumulated other comprehensive income (loss)” those items that are included as part of “net income” for a period that also had been part of “Accumulated other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)

		(in	thousands)
Balance, January 1, 2004	$ 36,318	$ (19,924)	$ 4,196	$ (7,412)	$ 13,178
Net investment gains (losses) on investments arising during the period	(4,798)	-	-	2,043	(2,755)

Reclassification adjustment for gains (losses) included in net income	(2,024)	-	-	708	(1,316)

Impact of net unrealized investment Gains (losses) on deferred policy acquisition costs	-	8,075	-	(3,026)	5,049

Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	(1,465)	555	(910)

Balance, December 31, 2004	29,496	(11,849)	2,731	(7,132)	13,246
Net investment gains (losses) on investments arising during the period	(28,357)	-	-	9,926	(18,431)
Reclassification adjustment for gains (losses) included in net income	314	-	-	(111)	203
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	11,961	-	(4,186)	7,775
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	(3,012)	1,054	(1,958)

Balance, December 31, 2005	1,453	112	(281)	(449)	835
Net investment gains (losses) on investments arising during the period	21,752	-	-	(7,613)	14,139
Reclassification adjustment for gains (losses) included in net income	(14,373)	-	-	5,031	(9,342)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	(3,701)	-	1,295	(2,406)
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	1,194	(418)	776
Balance, December 31, 2006	$ 8,832	$ (3,589)	$ 913	$ (2,154)	$ 4,002

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

	2006	2005	2004
		(in thousands)
Fixed maturities	$ 8,233	$ 857	$ 29,021
Other long-term investments	599	596	475
Unrealized gains on investments	$ 8,832	$ 1,453	$ 29,496

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2006
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 455	$ 10	$ 2,316	$ 44	$ 2,771	$ 54
Corporate securities	91,728	855	122,582	4,048	214,310	4,903
Mortgage-backed securities	3,310	23	3,722	87	7,032	110
Total	$95,493	$ 888	$128,620	$ 4,179	$224,113	$ 5,067

Fixed maturities, available for sale: 2005
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 7,678	$ 22	$ 899	$ 23	$ 8,577	$ 45
Corporate securities	436,319	8,410	53,409	1,658	489,728	10,068
Mortgage-backed securities	101,510	1,627	2,000	59	103,510	1,686
Total	$545,507	$ 10,059	$ 56,308	$ 1,740	$601,815	$ 11,799

As of December 31, 2006, gross unrealized losses on fixed maturities totaled approximately $5 million comprising 135 issuers. Of this amount, there was $1 million in the less than twelve months category comprising 56 issuers and $4 million in the greater than twelve months category comprising 79 issuers. There were no individual issuers with gross unrealized losses greater than $0.3 million. Investment grade securities was comprised of gross unrealized losses of $3.4 million and $2 million of gross unrealized losses of twelve months or more were concentrated in the finance, manufacturing, and service sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities is not warranted at December 31, 2006.

As of December 31, 2005, gross unrealized losses on fixed maturities totaled approximately $12 million comprising 232 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 189 issuers and $2 million in the greater than twelve months category comprising 43 issuers. There were no individual issuers with gross unrealized losses greater than $0.51 million. $9 million of gross unrealized losses is comprised of investment grade securities. $1 million of gross unrealized losses of twelve months or more were concentrated in the finance, manufacturing, and service sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities is not warranted at December 31, 2005.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending,

securities sold under agreements to repurchase, and futures contracts. At December 31, 2006 and 2005, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $31 million and $86.3 million, respectively.

Fixed maturities of $0.5 million at December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2006	2005	2004
		(in thousands)
Balance, beginning of year	$ 225,572	$ 183,219	$ 176,529
Capitalization of commissions, sales and issue expenses	42,918	39,238	21,374
Amortization	(8,940)	(8,846)	(23,147)
Change in unrealized investment gains	(3,701)	11,961	8,463
Balance, end of year	$ 255,849	$ 225,572	$ 183,219

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or “PARCC” discussed in Note 13 to the Financial Statements below.

Ceded capitalization was $16 million, $14 million and $37 million in 2006, 2005 and 2004 respectively. Amortization relating to this treaty included in the above table amounted to $4 million in both 2006 and 2005 and $3 million in 2004.

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2006	2005
	(in thousands)

Life insurance	$ 242,936	$ 196,756
Individual and group annuities	4,791	4,733
Policy claims and other contract liabilities	2,326	1,933
Total future policy benefits	$ 250,053	$ 203,422

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 5.25% to 8.75%, with 10% of the reserves based on an interest rate in excess of 8%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES	(continued)

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.18% to 6.20%.

Policyholders’ account balances at December 31 are as follows:

	2006	2005
	(in thousands)

Interest-sensitive life contracts	$ 495,150	$ 456,366
Individual annuities	264,892	308,146
Guaranteed investment contracts and guaranteed interest accounts	34,701	37,333
Dividend accumulations and other	42,237	39,977
Total policyholders’ account balances	$ 836,980	$ 841,822

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 4.80%. Interest crediting rates for individual annuities range from 1.50% to 12.00%, with less than 1% of the policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3.00% to 6.30%. Interest crediting rates range from 3.00% to 3.86% for dividend accumulations and other.

6.	REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Reinsurance Ltd. (Pruco Re) (see Note 13 to the Financial Statements) providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after October 3, 2005.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2006	2005	2004
		(in thousands)
Direct premiums and policy charges and fee income	$ 184,637	$ 162,830	$ 142,492
Reinsurance ceded	(116,040)	(94,074)	(37,817)
Premiums and policy charges and fee income	$ 68,597	$ 68,756	$ 104,675

Policyholders’ benefits ceded	$ 51,306	$ 41,641	$ 20,028

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2006 and 2005 were $135 million and $92 million, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. Reinsurance (continued)INCOME TAXES

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further (in Note 13 to the Financial Statements), below.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2006	2005	2004
		(in thousands)

Life insurance face amount in force	$ 63,399,375	$ 52,930,588	$ 42,903,082
Ceded	(56,034,023)	(46,406,195)	(37,708,317)
Net amount of life insurance in force	$ 7,365,352	$ 6,524,393	$ 5,194,765

7. INCOME TAXES

The components of income tax expense (benefits) for the years ended December 31, are as follows:

	2006	2005	2004
	(in thousands)
Current tax (benefit) expense:
U.S.	$ (596)	$ 6,441	$ 14,639
State and local	-	-	(55)
Total	(596)	6,441	14,584

Deferred tax expense:
U.S.	12,073	7,151	(2,640)
State and local	-	-	(1,576)
Total	12,073	7,151	(4,216)

Total income tax expense	$ 11,477	$ 13,592	$ 10,368

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2006	2005	2004
	(in thousands)

Expected federal income tax expense	$ 17,644	$ 18,486	$ 12,589
IRS settlement for examination period 1997 to 2001	-	(2,769)	-
State and local income taxes	-	-	(1,060)
Non taxable investment income	(6,206)	(2,979)	(1,240)
Other	39	854	79
Total income tax expense	$ 11,477	$ 13,592	$ 10,368

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2006	2005
	(in thousands)
Deferred tax assets
Investments	$ 1,488	$ 1,670
Other	256	774
Deferred tax assets	1,744	2,444

Deferred tax liabilities
Insurance reserves	6,257	1,942
Deferred acquisition costs	66,855	57,917
Net unrealized gains on securities	3,107	508
Other	1,003	3,761
Deferred tax liabilities	77,222	64,128

Net deferred tax liability	$ 75,478	$ 61,684

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

The amount of income taxes paid by the Company is subject to ongoing audits in various jurisdictions. We reserve for our best estimate of potential payments/settlements to be made to the Internal Revenue Service (the "Service") and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the Company’s federal income tax returns for tax years 2002-2003. The Company anticipates the final report being submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations for the 2002-2003 tax years expires in 2008. In addition, in January 2007 , the Service began an examination of tax years 2004 through 2006 in January 2007.

The Company's liability for income taxes includes management's best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

On January 26, 2006, the Internal Revenue Service (the "Service") officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s statement of operations for the year ended December 31, 2005 includes an income tax benefit of $3 million, reflecting a reduction in the Company’s liability for income taxes.

For tax year 2007, the Company has chosen to participate in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and the Service completes its examination of the return.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2006 and 2005 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

	December 31, 2006		December 31, 2005
		At Annuitization / Accumulation (1)		At Annuitization / Accumulation (1)
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	(in thousands)		(in thousands)

Return of net deposits
Account value	$410,196	N/A	$303,639	N/A
Net amount at risk	$120	N/A	$102	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$768,746	$286,577	$747,305	$139,073
Net amount at risk	$21,413	$72	$42,256	$2
Average attained age of contractholders	64 years	59 years	63 years	57 years
Average period remaining until earliest expected annuitization	N/A	5.5 years	N/A	6.4 years
(1) Includes income and withdrawal benefits as described herein
Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Account value	$26,543	$26,856	$31,264	$31,842

	December 31, 2006	December 31, 2005
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$466,859	$427,765
General account value	$103,006	$83,961
Net amount at risk	$5,982,110	$5,922,134
Average attained age of contractholders	44 years	43 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:
	December 31, 2006	December 31, 2005
	(in thousands)

Equity funds	$672,087	$638,156
Bond funds	65,380	70,859
Balanced funds	159,423	20,264
Money market funds	22,086	18,538
Specialty funds	3,364	1,605
Total	$922,340	$749,422

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In addition to the above mentioned amounts invested in separate account investment options, $256.6 million and $301.5 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2006 and 2005 respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts prior to reinsurance. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawals benefits (“GMIWB”), features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.”

	GMDB	GMIB	GMIWB	Total
	(in thousands)
Balance as of January 1, 2004	$1,633	-	-	$1,633
Incurred guarantee benefits (1)	762	126	-	888
Paid guarantee benefits	(1,154)	-	-	(1,154)
Balance as of December 31, 2004	$1,241	$126	-	$1,367
Incurred guarantee benefits (1)	1,809	189	-	1,998
Paid guarantee benefits	(701)	-	-	(701)
Balance as of December 31, 2005	$2,349	$315	-	$2,664
Incurred guarantee benefits (1)	2,507	249	(130)	2,626
Paid guarantee benefits	(317)	-	-	(317)
Balance as of December 31, 2006	$4,539	$564	($130)	$4,973

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability was determined by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 1,000 scenarios were stochastically generated and selected.

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time - a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contract holder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value. The Company reinsurers 100% of its liability associated with GMIWB with affiliates.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2006	2005	2004
		(in thousands)
Balance, beginning of year	$ 13,616	$ 11,115	$ 7,879
Capitalization	6,382	3,863	4,461
Amortization	(985)	(1,362)	(1,225)
Balance, end of year	$ 19,013	$ 13,616	$ 11,115

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $1 million, ($1) million, and $57 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory surplus of the Company amounted to $137 million and $142 million at December 31, 2006 and 2005, respectively. The statutory loss in 2003 was primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further (in Note 13 to the Financial Statements).

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company’s parent in 2006, 2005 or 2004.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Financial Statements for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at

December 31:

	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial assets:

Fixed maturities, available for sale	$ 920,925	$ 920,925	$ 991,575	$ 991,575
Policy loans	160,614	171,887	155,705	171,264
Short-term investments	11,259	11,259	23,501	23,501
Commercial loans	48,979	48,979	20,353	20,353
Cash and cash equivalents	59,543	59,543	116,040	116,040
Separate account assets	2,619,586	2,619,586	2,287,786	2,287,786

Financial liabilities:

Investment contracts	358,572	358,572	385,569	385,569
Cash collateral for loaned securities	28,212	28,212	86,530	86,530
Securities sold under repurchase agreements	4,005	4,005	1,708	1,708
Short Term Debt to affiliates	25,348	25,348	52,994	52,944
Separate account liabilities	2,619,586	2,619,586	2,287,786	2,287,786

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are settled on a daily basis, the Company has reduced exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company enters into over-the-counter derivative transactions with creditworthy counterparties pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $14 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $18 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

13.	RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses in 2005 reflect a change in allocations implemented during the fourth quarter of 2005. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13.	RELATED PARTY TRANSACTIONS (Continued)

Prudential Insurance sponsors voluntary savings plan for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $0.4 million in 2006, 2005 and 2004, respectively. The Company’s share of net expense for the pension plans was $1.0 million, $0.7 million and $0.8 million in 2006, 2005 and 2004, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance. The cash surrender value included in separate accounts was $508 million and $470 million at December 31, 2006 and December 31, 2005, respectively. Fees related to the COLI policies were $5 million, $5 million and $4 million for the years ending December 31, 2006, 2005 and 2004, respectively.

Reinsurance with Affiliates

Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $128 million and $85 million as of December 31, 2006 and December 31, 2005, respectively. Premiums ceded to PARCC in 2006, 2005, and 2004 were $86 million, $70 million and $25 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $23 million, $19 million, and $15 million respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverable related to this agreement was $7 million and $7 million as of December 31, 2006 and December 2005 respectively. Premiums and fees ceded to Prudential Insurance in 2006, 2005 and 2004 were $30 million, $24 million and $1 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $28 million, $22 million, and $3 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Pruco Reinsurance Ltd. (Pruco Re)

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective October 3, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities after October 3, 2005.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Reinsurance, Ltd. providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities. Premiums and benefits ceded related to this treaty are de minimis.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. There was $25 million of debt outstanding to Prudential Funding, LLC as of December 31, 2006 as compared to $53 million at December 31, 2005. Interest expense related to this agreement was $1 million in 2006 and $1 million in 2005, with related interest charged at a variable rate of 3.10% to 5.32%. As of December 31, 2006 and 2005, there was $32 million and $88 million, respectively, of asset-based financing.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2006 and 2005 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2006
Total revenues	$ 31,603	$ 30,459	$ 29,015	$ 38,413
Total benefits and expenses	24,282	26,918	3,999	23,880
Income from operations before income taxes	7,321	3,541	25,016	14,533
Net income	5,748	2,862	19,210	11,114

2005
Total revenues	$ 33,075	$ 35,883	$ 33,059	$ 35,773
Total benefits and expenses	26,118	24,867	7,830	26,159
Income from operations before income taxes	6,957	11,016	25,229	9,614
Net income	6,931	7,834	18,142	6,318

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2006 and December 31, 2005 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

PricewaterhouseCoopers LLP (signed)

New York, New York

March 23, 2007

PART C:

OTHER INFORMATION

Item 26.	EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)
(ii)	Amendment of Separate Account Resolution. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 2)
(ii)	Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract - Type A & B Death Benefit (Note 10)
(ii)	Variable Universal Life Insurance Contract - Type C Death Benefit (Note 10)
(iii)	Rider for Insured’s Accidental Death Benefit (Note 6)
(iv)	Rider for Insured’s Total Disability Benefit (Note 10)
(v)	Rider for Level Term Insurance Benefit on Dependent Children (Note 6)
(vi)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions (Note 6)
(vii)	Rider for Settlement Options to Provide Acceleration of Death Benefits -

ORD 87241-91-NY (Note 7)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 9)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 10)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 3)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 4)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 1)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life of New Jersey and M Funds, Inc. (Note 1)
(ii)	Form of 22c-2 Agreement. (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 8)

(j)	Powers of Attorney (Note 1):
(i)	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan

Ronald P. Joelson, Tucker I. Marr, David R. Odenath Jr.

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor’s administrative procedures. (Note 1)

(m)	Calculation. (Note 1)

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note	3)

Incorporated by reference to Post-Effective Amendment No. 12 for Form S-1, Registration No. 33-20018, filed on April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note	4)	Incorporated by reference to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note	5)	Incorporated by reference to Form S-6, Registration No. 333-94115, filed on January 5, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note	6)	Incorporated by reference to Form S-6, Registration No. 333-49334, filed on November 3, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note	7)	Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.
(Note	8)	Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note	9)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-112809, filed April 16, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note	10)	Incorporated by reference to Form N-6 to this Registration Statement, filed July 30, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27.	Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB - Treasurer and Director

RONALD P. JOELSON - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

DAVID R. ODENATH, JR. - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

MELODY C. MCDAID - Senior Vice President

JAMES M. O’CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2007.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Francine B. Boucher (Note 1)	Secretary, Chief Legal Officer
Joan H. Cleveland (Note 3)	Vice President
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Chintan Bodalia (Note 1)	Assistant Controller
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Bruce Chapin (Note 1)	Assistant Controller
Mary Ellen Yourth (Note 1)	Assistant Controller
Bernard J. Jacob (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 100 Mulberry Street, Newark, NJ 07102
(Note 4) One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. Prusec received gross distribution revenue for its variable life products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer's selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives, selling agents and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 17th day of April, 2007.

(Seal)	Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest:      /s/  Thomas C. Castano                            By:    /s/ Scott D. Kaplan
                  Thomas C. Castano                                       Scott D. Kaplan
                  Secretary                                               President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 17th day of April, 2007.

               Signature and Title

/s/ *
Tucker I. Marr
Vice President and Chief Financial Officer

/s/ *
James J. Avery, Jr.
Director                                                          *By:   /s/ Thomas C. Castano
                                                                             Thomas C. Castano
                                                                             (Attorney-in-Fact)
/s/*
Helen M. Galt
Director

/s/*
Bernard J. Jacob
Director

/s/*
Ronald P. Joelson
Director

/s/Scott D. Kaplan
Scott D. Kaplan
Director

/s/*
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 26.

(g) Reinsurance Contracts:	Agreement between Pruco Life of New Jersey and Prudential.	C-

(j) Powers of Attorney	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Ronald P. Joelson, Tucker I. Marr, David R. Odenath Jr.	C-

(k) Legal Opinion:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(l) Actuarial Opinion:	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor’s administrative procedures.	C-

(m) Calculation:	Calculation of sample illustrations.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm	C-

(q) Redeemability Exemption:	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-